PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 29, 2021, AS SUPPLEMENTED SEPTEMBER 24, 2021

FUND	Class A Shares	Institutional Shares	Administration Shares	Preferred Shares	Investor Shares	Class R6 Shares	Class P Shares
GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND	GPAPX	GPPIX	GPPAX	GPPPX	GPPOX	GPPSX	GMBPX

(a series of Goldman Sachs Trust)

Goldman Sachs Trust

71 South Wacker Drive

Chicago, Illinois 60606

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI describes the above-referenced series of Goldman Sachs Trust. This SAI should be read in conjunction with the prospectuses for the Goldman Sachs Short-Term Conservative Income Fund (the “Fund”), each dated July 29, 2021, as they may be further amended and/or supplemented from time to time (the “Prospectuses”). The Prospectuses may be obtained without charge from Goldman Sachs & Co. LLC by calling the telephone numbers or writing to one of the addresses listed below, or from institutions (“Intermediaries”) acting on behalf of their customers.

The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Fund, contained in the Fund’s 2021 Annual Report are incorporated herein by reference in the section “FINANCIAL STATEMENTS.” No other portions of the Fund’s Annual Report are incorporated by reference herein. The Fund’s Annual Report may be obtained upon request and without charge by calling Goldman Sachs & Co. LLC toll free at 1-800-526-7384 (for Class A and Investor Shareholders) or 1-800-621-2550 (for Institutional, Administration, Preferred, Class R6 and Class P Shareholders).

GSAM® is a registered service mark of Goldman Sachs & Co. LLC.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street

New York, NY 10282

GOLDMAN SACHS & CO. LLC

Distributor

200 West Street

New York, NY 10282

GOLDMAN SACHS & CO. LLC

Transfer Agent

71 South Wacker Drive

Chicago, Illinois 60606

Toll free (in U.S.): 800-526-7384 (for Class A and Investor Shareholders) or 800-621-2550 (for Institutional, Administration, Preferred, Class R6 and Class P Shareholders).

INTRODUCTION

Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust is described in this SAI: Goldman Sachs Short-Term Conservative Income Fund (formerly, Goldman Sachs Limited Maturity Obligations Fund) (the “Fund”). The Fund is a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”).

The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Fund and other series. Additional series may be added in the future from time to time. The Fund currently offers seven classes of shares: Class A, Institutional, Administration, Preferred, Investor, Class R6 and Class P Shares.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as the investment adviser to the Fund. GSAM is sometimes referred to herein as an “Investment Adviser.” In addition, Goldman Sachs serves as the Fund’s distributor (the “Distributor”) and transfer agent (the “Transfer Agent”). The Fund’s custodian is State Street Bank and Trust Company (“State Street”).

The following information relates to and supplements the description of the Fund’s investment objectives and policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Fund’s investment objectives and policies. Investing in the Fund entails certain risks and there is no assurance that the Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

INVESTMENT OBJECTIVES AND POLICIES

All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments it may hold is provided below.

The Fund’s share price will fluctuate with market and economic conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program.

The Fund is designed for investors who seek to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

The investment securities and practices and related risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure.

Asset-Backed and Receivables-Backed Securities

The Fund may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present. The value of the Fund’s investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than the Fund’s other investments.

Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with its investment objective and policies, the Fund may invest in these and other types of asset-backed securities that may be developed. This SAI may be amended or supplemented as necessary to reflect the intention of the Fund to invest in asset-backed securities with characteristics that are materially different from the securities described above. However, the Fund will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in “TAXATION” below.

As set forth below, several types of asset-backed and receivables-backed securities are offered to investors, including for example, Certificates for Automobile Receivables (“CARS”) and interests in pools of credit card receivables. CARS represent undivided fractional interests in a trust (“CAR Trust”) whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor’s return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, the provision of a reserve fund, or a combination thereof to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require the Fund to dispose of any then-existing holdings of such securities.

To the extent consistent with its investment objectives and policies, the Fund may invest in new types of asset-backed securities that may be developed in the future.

Bank and Corporate Obligations

The Fund may invest in commercial paper, which may include variable rate demand obligations and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Fund consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Bank obligations in which the Fund may invest include certificates of deposit, unsecured bank promissory notes, bankers’ acceptances, fixed time deposits and other debt obligations. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.

Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC to the extent of $250,000 per depositor per bank.

The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion.

Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

The Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is generally no secondary market for these investments, funding agreements purchased by the Fund may be regarded as illiquid.

Covered Bonds

Covered bonds are debt instruments, issued by a financial institution and secured by a segregated pool of financial assets (the “cover pool”), typically comprised of mortgages or, in certain cases, public-sector loans. The cover pool, typically maintained by an issuing financial institution, is designed to pay covered bondholders in the event that there is a default on the payment obligations of a covered bond. To the extent the cover pool assets are insufficient to repay principal and/or interest, covered bondholders also have a senior, unsecured claim against the issuing financial institution. Covered bonds differ from other debt instruments, including asset-backed securities, in that covered bondholders have claims against both the cover pool and the issuing financial institution.

Custodial Receipts

The Fund may also acquire U.S. Government Securities (as defined below), municipal obligations or other debt instruments in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government Securities, municipal obligations or other debt instruments. Such securities are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATS”). Although custodial receipts involving U.S. Government Securities are not considered U.S. Government securities for purposes of certain securities laws, the securities underlying such receipts are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.

Dividend-Paying Investments

The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.

Foreign Investments

The Fund may invest in certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, fixed time deposits and other debt obligations issued or guaranteed by major foreign banks which have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks. The Fund is restricted to purchasing U.S. dollar-denominated securities, but is not otherwise precluded from purchasing securities of foreign issuers.

Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank and the legal remedies for investors may be more limited than the remedies available in the United States.

These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in securities of foreign issuers.

Investing in Europe. While the Fund may invest only in U.S. dollar-denominated obligations, the prices of certain of the Fund’s holdings may nevertheless be sensitive to changes in value of the euro and the underlying events that affect its value. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that the Fund has invested in.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Geopolitical developments in Europe have caused, or may in the future cause, significant volatility in financial markets. For example, in a June 2016 referendum, citizens of the United Kingdom voted to leave the EU. In March 2017, the United Kingdom formally notified the European Council of its intention to withdraw from the EU (commonly known as “Brexit”) by invoking Article 50 of the Treaty on European Union, which triggered a two-year period of negotiations on the terms of Brexit. Brexit has resulted in volatility in European and global markets and may also lead to weakening in political, regulatory, consumer, corporate and financial confidence in the markets of the United Kingdom and throughout Europe. The longer term economic, legal, political, regulatory and social framework between the United Kingdom and the EU remains unclear and may lead to ongoing political, regulatory and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. Additionally, the decision made in the British referendum may lead to a call for similar referenda in other European jurisdictions, which may cause increased economic volatility in European and global markets. The mid-to long-term uncertainty may have an adverse effect on the economy generally and on the value of the Fund’s investments. This may be due to, among other things: fluctuations in asset values and exchange rates; increased illiquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of counterparties to enter into transactions at the price and terms on which the Fund is prepared to transact; and/or changes in legal and regulatory regimes to which certain of the Fund’s assets are or become subject. Fluctuations in the value of the British Pound and/or the Euro, along with the potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on the performance of the Fund’s assets or investments economically tied to the United Kingdom or Europe.

The full effects of Brexit will depend, in part, on whether the United Kingdom is able to negotiate agreements to retain access to EU markets including, but not limited to, trade and finance agreements. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the United Kingdom determines which EU laws to replace or replicate. The extent of the impact of the withdrawal and the resulting economic arrangements in the United Kingdom and in global markets as well as any associated adverse consequences remain unclear, and the uncertainty may have a significant negative effect on the value of the Fund’s investments. While certain measures have been proposed and/or implemented within the UK and at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects.

On January 31, 2020, the United Kingdom withdrew from the EU and the United Kingdom entered a transition period that expired on December 31, 2020. On December 24, 2020, Negotiators representing the United Kingdom and the EU came to a preliminary trade agreement, the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and United Kingdom’s relationship following the end of the transition period. On December 30, 2020, the United Kingdom and the EU signed the TCA, which was ratified by the British Parliament on the same day. The TCA was subsequently ratified by the EU Parliament and entered into force on May 1, 2021. However, many aspects of the UK-EU trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU.

Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of the Fund’s investments.

Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact EU economic activity.

Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a liquidity risk management program and related procedures to categorize the Fund’s portfolio investments and identify illiquid investments pursuant to Rule 22e-4, and the Trustees have approved the designation of the Investment Adviser to administer the Trust’s liquidity risk management program and related procedures. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.

In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Investment Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Municipal Obligations

The Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. Two principal classifications of municipal obligations are “notes” and “bonds.” The Fund may invest in municipal obligations when yields on such securities are attractive compared to those of other taxable investments.

Notes. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Fund may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, if any, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts” (“MRs”) and “Municipal Certificates of Accrual on Tax-Exempt Securities” (“MCATS”). There are a number of other types of notes issued for different purposes and secured differently from those described above.

Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, “general obligation” bonds and “revenue” bonds.

General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

The Fund may also invest in private activity bonds. Private activity bonds (a term that includes certain types of bonds the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds that the Fund may purchase are limited to short-term serial bonds—those with original or remaining maturities of two years or less (or three years or less with respect to floating rate or variable rate securities). The Fund may purchase long-term bonds provided that have a remaining maturity of two years or less (or three years or less with respect to floating rate or variable rate securities), or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within two years or three years, as applicable. The Fund may also purchase long-term bonds (sometimes referred to as “Put Bonds”), which are subject to the Fund’s commitment to put the bond back to the issuer at par at a designated time within two years (or three years with respect to floating rate or variable rate securities), and the issuer’s commitment to so purchase the bond at such price and time.

The Fund may invest in municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities.

Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligations bonds are supported by the moral commitment but not the legal obligation of a state or municipality. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment.

The Fund may also invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax- exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity and the average portfolio life of the Fund.

In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

The Fund may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

For the purpose of investment restrictions of the Fund, the identification of the “issuer” of municipal obligations that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligations as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such the Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933, as amended (the “1933 Act”) prior to offer and sale, municipal obligations that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal obligations that were not publicly offered initially.

Municipal obligations purchased for the Fund may be subject to the Fund’s policy on holdings of illiquid securities. The Investment Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Investment Adviser believes that the quality standards applicable to the Fund’s investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.

Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Pooled Investment Vehicles

The Fund may invest in securities of pooled investment vehicles, including other investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) of the Fund. The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies.

Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in other investment companies, including ETFs and money market funds, beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those other investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment policies and fundamental restrictions as the Fund. Additionally, to the extent that the Fund serves as an “underlying fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive relief obtained from the SEC.

Repurchase Agreements

The Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks. A repurchase agreement is similar to a collateralized loan, but involves an arrangement under which the purchaser (i.e., the Fund) purchases securities subject to the seller’s agreement, at the time of sale, to repurchase the securities at a specified time and price. These securities may include securities that could not be held by the Fund without the seller’s repurchase commitment. Repurchase agreements involving obligations other than U.S. Government Securities (such as commercial paper, corporate bonds, mortgage loans, auction rate securities and equity securities) may be subject to special risks and may not have the benefit of certain protections in the event of a counterparty’s insolvency. Custody of the securities will be maintained by the Fund’s custodian or subcustodian for the duration of the agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate, if any, on the securities subject to the repurchase agreement. The seller of a repurchase agreement will agree that the value of the purchased securities will at all times equal or exceed the repurchase price during the term of the repurchase agreement.

For purposes of the Act, and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security. It is not clear whether for other purposes a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction. To minimize this risk, the Fund utilizes custodians and subcustodians that the Investment Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Investment Adviser analyzes the creditworthiness of the obligor, in this case the seller of the securities. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Fund may not invest in repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Fund’s total assets would be invested in such investments and other securities which are not readily marketable. Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice.

In addition, pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), the Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Restricted Securities

The Fund may purchase securities and other financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the 1933 Act, including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in Restricted Securities.

Risks of Qualified Financial Contracts

Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which took effect throughout 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

Standby Commitments

In order to enhance the liquidity, stability or quality of municipal obligations, the Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or “standby commitment,” depending on its characteristics. The aggregate price which the Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party’s ability to purchase the security from the Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Fund.

Management of the Trust understands that the Internal Revenue Service (“IRS”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. Such rulings do not, however, serve as precedent for other taxpayers, are applicable only to the taxpayer requesting the ruling and have, on occasion, been reversed by the IRS. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. There is no assurance that standby commitments will be available to the Fund, nor has the Fund assumed that such commitments will continue to be available under all market conditions.

Temporary Investments

Due to adverse market conditions or the prevailing interest rate environment, or when the Investment Adviser believes there is an insufficient supply of appropriate fixed income instruments in which to invest, the Fund may hold uninvested cash in lieu of such instruments. Cash assets are not income-generating and, as a result, the Fund’s current yield may be adversely affected during periods when such positions are held. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the creditworthiness of the custodian bank holding the assets and any fees imposed for large cash balances.

When the Fund’s assets are invested in such instruments (or are uninvested), the Fund may not be achieving its investment objective.

U.S. Government Securities

The Fund may invest in government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury Department (the “Treasury”), (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. Government will provide financial support to the U.S. Government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. Government may be unable to pay debts when due.

U.S. Government Securities are deemed to include (to the extent consistent with the Act): (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises; and (ii) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in these participations.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Certain Additional Information with Respect to Freddie Mac and Fannie Mae. The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about the ability of the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On June 16, 2010, FHFA ordered Fannie Mae and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE minimum average closing price of $1 for more than 30 days.

The FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on Fannie Mae’s and Freddie Mac’s creditworthiness and guarantees of certain mortgage-backed securities. It is also unclear whether the Treasury would continue to enforce its rights or perform its obligations under the senior preferred stock programs. Should Fannie Mae’s and Freddie Mac’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to the Fund.

Treasury Inflation-Protected Securities. The Fund may invest in Treasury inflation-protected securities (“TIPS”), which are U.S. Government Securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the greater of the adjusted or original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates will decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates will rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

If the Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or TIPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Variable Rate and Floating Rate Obligations

The interest rates payable on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The Fund may purchase variable and floating rate demand instruments that are municipal obligations or other debt securities issued by corporations and other non-governmental issuers that possess a floating or variable interest rate adjustment formula. These instruments permit the Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee, or the credit enhancement issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that the Fund may purchase provide that interest rates are adjustable at intervals ranging from daily to up to three years, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days’ notice. Others, such as instruments with quarterly or semi-annual interest rate adjustments, may be put back to the issuer on designated days, usually on not more than thirty days’ notice. Still others are automatically called by the issuer unless the Fund instructs otherwise. The Trust, on behalf of the Fund, may exercise the demand (i) upon a default under the terms of the debt security; (ii) as needed to provide liquidity to the Fund; (iii) to maintain the respective quality standards of the Fund’s investment portfolio; or (iv) to attain a more optimal portfolio structure. The Fund will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by the Fund, a variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in which the Fund may invest. The Investment Adviser may determine that an unrated variable or floating rate demand instrument meets the Fund’s quality criteria by reason of being backed by a letter of credit, guarantee, or demand feature issued by an entity that meets the quality criteria for the Fund. Thus, either the credit of the issuer of the obligation or the provider of the credit support or both will meet the quality standards of the Fund.

As stated in the Prospectuses and this SAI, the Fund may consider the maturity of a long-term variable or floating rate demand instrument to be shorter than its ultimate stated maturity under specified conditions. The Fund will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Fund’s investments in such instruments will be subject to the limitation on illiquid investments.

The Fund may invest in variable or floating rate participation interests in municipal obligations held by financial institutions (usually commercial banks). Such participation interests provide the Fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days’ notice. In addition, the participation interest may be backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Variable Rate Demand Obligations

The Fund may purchase variable rate demand obligations. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Variable rate demand obligations are not generally transferable and are not ordinarily rated. The Fund may invest in them only if the Investment Adviser believes that the notes are of comparable credit quality to the other obligations in which the Fund may invest.

When-Issued Securities and Forward Commitments

The Fund may purchase securities on a when-issued basis, including TBA (“To Be Announced”) securities, or purchase or sell securities on a forward commitment basis beyond the customary settlement time. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. These transactions involve a commitment by the Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. In addition, recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining the Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. The Fund is generally required to identify on its books cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Special Note Regarding Regulatory Changes and Other Market Events

Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Fund or the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Fund’s ability to achieve its investment objective or otherwise adversely impact an investment in the Fund. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, EURIBOR and other similar types of reference rates (each, a “Reference Rate”). On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBORs (e.g., all EUR and CHF LIBOR settings, the Spot Next/Overnight, 1 week, 2 month and 12 month JPY and GBP LIBOR settings, and the 1 week and 2 months US dollar LIBOR settings) will cease publication after December 31, 2021. However, the publication of certain other LIBORs (e.g., the overnight, 1 month, 3 month, 6 month, and 12 months USD LIBOR settings) will continue through at least June 30, 2023. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund’s investments, performance or financial condition. Until then, the Fund may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.

In advance of the expected transition dates, regulators and market participants have worked and will seek to work together to identify or develop successor Reference Rates (e.g., the Secured Overnight Financing Rate, which is likely to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and how the calculation of associated spreads (if any) should be adjusted. Additionally, prior to the expected transition dates, it is expected that industry trade associations and participants will focus on the transition mechanisms by which the Reference Rates and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the United Kingdom or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Fund’s overall financial condition or results of operations. The impact of any successor or substitute Reference Rate, if any, will vary on an investment-by-investment basis, and any differences may be material and/or create material economic mismatches, especially if investments are used for hedging or similar purposes. In addition, although certain Fund investments may provide for a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate) if the Reference Rate becomes unavailable, certain Fund investments may not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). Accordingly, there may be disputes as to: (i) any successor or substitute Reference Rate; or (ii) the enforceability of any Fund investment that does not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). The Investment Adviser, Goldman Sachs and/or their affiliates may have discretion to determine a successor or substitute Reference Rate, including any price or other adjustments to account for differences between the successor or substitute Reference Rate and the previous rate. The successor or substitute Reference Rate and any adjustments selected may negatively impact the Fund’s investments, performance or financial condition, including in ways unforeseen by the Investment Adviser, Goldman Sachs and/or their affiliates. In addition, any successor or substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV, and may expose the Fund to additional tax, accounting and regulatory risks.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed income markets, and an unusually high degree of volatility, both domestically and internationally. While entire markets were impacted, issuers that had exposure to the real estate, mortgage and credit markets were particularly affected. The instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. For example, Dodd-Frank, which was enacted in 2010, provides for broad regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of the Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations. See “Special Note Regarding Operational, Cyber Security and Litigation Risks” for additional information on operational risks.

Moreover, in response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including, among other things, lowering interest rates. Interest rates in the United States are currently at historically low levels. During periods when interest rates are low (or negative), the Fund’s yield (or total return) may also be low and fall below zero. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Certain European countries and Japan have pursued negative interest rate policies. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to help create self-sustaining growth in the local economy. To the extent the Fund holds a debt instrument with a negative interest rate, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, investors may seek to reallocate their investment to other income-producing assets, which could further reduce the value of instruments with a negative yield.

Special Note Regarding Operational, Cyber Security and Litigation Risks

An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

The Fund is also susceptible to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks, but other events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks affecting the Fund or its investment adviser, sub-adviser, custodian, transfer agent, intermediary or other third-party service provider may adversely impact the Fund and its shareholders. These cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of net asset value (“NAV”) and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Similar to operational risk in general, the Fund and its service providers, including GSAM, have instituted risk management systems designed to minimize the risks associated with cyber security. However, there is a risk that these systems will not succeed (or that any remediation efforts will not be successful), especially because the Fund does not directly control the risk management systems of the service providers to the Fund, its trading counterparties or the issuers in which the Fund may invest. Moreover, there is a risk that cyber-attacks will not be detected.

The Fund may be subject to third-party litigation, which could give rise to legal liability. These matters involving the Fund may arise from its activities and investments and could have a materially adverse effect on the Fund, including the expense of defending against claims and paying any amounts pursuant to settlements or judgments. There can be no guarantee that these matters will not arise in the normal course of business. If the Fund was to be found liable in any suit or proceeding, any associated damages and/or penalties could have a materially adverse effect on the Fund’s finances, in addition to being materially damaging to its reputation.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. As defined in the Act, “a majority of the outstanding voting securities” of the Fund means the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

For the purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the Act), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. With respect to the Fund’s fundamental investment restrictions on borrowings, below, in the event that asset coverage (as defined in the Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

Fundamental Investment Restrictions

As a matter of fundamental policy, the Fund may not:

(1)

Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities); provided that during normal market conditions, the Fund will invest more than 25% of its total assets in the financial services group of industries;

(2)

Borrow money, except (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed) (investments in reverse repurchase agreements would not be subject to this percentage limitation if they are “covered” in accordance with the Act); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (d) the Fund may purchase securities on margin to the extent permitted by applicable law; and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

(3)

Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; and (c) loans of securities as permitted by applicable law;

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

(5)

Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

(6)

Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity;

(7)	Issue senior securities to the extent such issuance would violate applicable law; and

(8)	Make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund. For purposes of the Fund’s industry concentration policy, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.

Non-Fundamental Investment Restrictions

In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policy which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.

The Fund may not invest more than 10% of the Fund’s total assets in illiquid investments, including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

TRUSTEES AND OFFICERS

The Trust’s Leadership Structure

The business and affairs of the Fund are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of seven Independent Trustees and one Interested Trustee. The Board has selected an Independent Trustee to act as Chair, whose duties include presiding at meetings of the Board and its Committees, except as otherwise specified in the applicable Committee charter documents, and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chair’s duties, the Chair will consult with the other Independent Trustees and the Fund’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least six times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution (Rule 12b-1) and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Fund, and to consider such other matters as they deem appropriate.

The Board has established five standing committees – Audit, Governance and Nominating, Compliance, Valuation and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “STANDING BOARD COMMITTEES,” below.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Trustees of the Trust

Information pertaining to the Trustees of the Trust as of July 29, 2021 is set forth below.

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007–2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984–2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004–2009). Chair of the Board of Trustees—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Dwight L. Bush Age: 64	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002–2014 and 2017–present); Director of MoneyLion, Inc. (an operator of a datadriven, digital financial platform) (2021–present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014–2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018–2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019–January 2020).

Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014–December 2014); and Senior Vice President and Treasurer (2008–2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Diana M. Daniels Age: 72	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991–2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013–Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003–2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006–2007). Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019–present); and Director, Stepan Company (a specialty chemical manufacturer) (2011–present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).

Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014–2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004–2012). Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015–Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001–2005 and 2012–2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006–2012). Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

Interested Trustee

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 58	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998). President and Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	161	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of July 29, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 35 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Fund’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Fund and its shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of July 29, 2021 that led the Board to conclude that such individual should serve as a Trustee.

Jessica Palmer. Ms. Palmer has served as a Trustee since 2007 and Chair of the Board since 2018. Ms. Palmer worked at Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) for over 20 years, where she was a Managing Director. While at Citigroup Corporate and Investment Banking, Ms. Palmer was Head of Global Risk Management, Chair of the Global Commitment Committee, Co-Chair of International Investment Banking (New York) and Head of Fixed Income Capital Markets. Ms. Palmer was also a member of the Management Committee and Risk Management Operating Committee of Citigroup, Inc. Ms. Palmer was also Assistant Vice President of the International Division at Wells Fargo Bank, N.A. Ms. Palmer was also a member of the Board of Trustees of a private elementary and secondary school. Based on the foregoing, Ms. Palmer is experienced with financial and investment matters.

Dwight L. Bush. Ambassador Bush has served as a Trustee since 2020. Ambassador Bush also serves as President and CEO of D.L. Bush & Associates, a financial advisory and private investment firm, and Director of MoneyLion, Inc., an operator of a data-driven, digital financial platform. From 2014 to 2017, he served as U.S. Ambassador to the Kingdom of Morocco. Prior to his service as U.S. Ambassador, he established and served as CEO of Urban Trust Bank and UTB Education Finance, LLC, an integrated provider of education credit services. Ambassador Bush was previously Vice President of Corporate Development for SLM Corporation (commonly known as Sallie Mae). Formerly, he served as a member of the Board of Directors of Santander Bank, N.A., JER Investors Trust, a specialty real estate finance company, and as Vice Chairman of the Board of Directors of CASI Pharmaceuticals (formerly Entremed, Inc.) where he was Chairman of the Audit Committee. He also serves as a member of the Board of Directors for several philanthropic organizations, including the Middle East Investment Initiative and the American Council of Young Political Leaders, and has served on the executive committee of Cornell University. Ambassador Bush previously served on the Trust’s Advisory Board. Based on the foregoing, Ambassador Bush is experienced with financial and investment matters.

Kathryn A. Cassidy. Ms. Cassidy has served as a Trustee since 2015. Previously, Ms. Cassidy held several senior management positions at General Electric Company (“GE”) and General Electric Capital Corporation (“GECapital”) and its subsidiaries, where she worked for 35 years, most recently as Advisor to the Chairman of GECapital and Senior Vice President and Treasurer of GE and GECapital. As Senior Vice President and Treasurer, Ms. Cassidy led capital markets and treasury matters of multiple initial public offerings. Ms. Cassidy was responsible for managing global treasury operations, including global funding, hedging, derivative accounting and execution, cash and liquidity management, cash operations and treasury services, and global regulatory compliance and reporting for liquidity, derivatives, market risk and counterparty credit risk. Ms. Cassidy also serves as a Director of buildOn, a not-for-profit organization, where she serves as Chair of the Finance Committee. Based on the foregoing, Ms. Cassidy is experienced with financial and investment matters.

Diana M. Daniels. Ms. Daniels has served as a Trustee since 2007. Ms. Daniels also serves as a Trustee Emeritus and Presidential Councillor of Cornell University. Ms. Daniels held several senior management positions at The Washington Post Company and its subsidiaries, where she worked for 29 years. While at The Washington Post Company, Ms. Daniels served as Vice President, General Counsel, Secretary to the Board of Directors and Secretary to the Audit Committee. Previously, Ms. Daniels served as Vice President and General Counsel of Newsweek, Inc. Ms. Daniels has also served as Vice Chair and Chairman of the Executive Committee of the Board of Trustees of Cornell University and as a member of the Corporate Advisory Board of Standish Mellon Management Advisors and of the Legal Advisory Board of New York Stock Exchange. Ms. Daniels is also a member of the American Law Institute and of the Advisory Council of the Inter-American Press Association. Based on the foregoing, Ms. Daniels is experienced with legal, financial and investment matters.

Joaquin Delgado. Dr. Delgado has served as a Trustee since 2020. Dr. Delgado is a member of the Board of Directors for Stepan Company, a publicly-traded specialty chemical manufacturer, and Hexion Inc., a privately held specialty chemical manufacturer. Previously, Dr. Delgado held several senior management positions at 3M Company, where he worked for over 30 years, most recently as Executive Vice President of 3M Company’s Consumer Business Group. As Executive Vice President, Vice President, and General Manager at 3M Company, Dr. Delgado directed mergers and acquisitions worldwide, and was responsible for managing global operations in specialized markets such as semiconductors, consumer electronics, communications, medical and office supplies and software. Dr. Delgado also serves as a member of the Board of Directors of Ballet Austin, a not-for-profit organization. Additionally, he formerly served as a member of the Board of Directors of MacPhail Center for Music, a not-for-profit organization. Dr. Delgado previously served on the Trust’s Advisory Board. Based on the foregoing, Dr. Delgado is experienced with financial and investment matters.

Roy W. Templin. Mr. Templin has served as a Trustee since 2013. Mr. Templin is a member of the Board of Directors of Armstrong World Industries, Inc., a ceiling and wall systems manufacturer, where he serves as Chair of the Finance Committee and the Audit Committee, and as a member of the Nominating and Governance Committee. Previously, Mr. Templin served as Chairman of the Board of Directors of Con-Way Incorporated, a transportation, logistics and supply-chain management services company, prior to its sale to XPO Logistics, Inc. in 2015. Mr. Templin held a number of senior management positions at Whirlpool Corporation, an appliance manufacturer and marketer, including Executive Vice President and Chief Financial Officer, Vice President and Corporate Controller there. At Whirlpool, Mr. Templin served on the Executive Committee and was responsible for all aspects of finance globally, including treasury, accounting, risk management, investor relations, internal auditing, tax and facilities. Prior to joining Whirlpool, Mr. Templin served in several roles at Kimball International, a furniture and electronic assemblies manufacturer, including Vice President of Finance and Chief Accounting Officer. Mr. Templin is a certified public accountant and a certified management accountant. Based on the foregoing, Mr. Templin is experienced with accounting, financial and investment matters.

Gregory G. Weaver. Mr. Weaver has served as a Trustee since 2015. Mr. Weaver has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Weaver also serves as a Director of Verizon Communications Inc., where he serves as Chair of the Audit Committee. Previously, Mr. Weaver was a partner with Deloitte & Touche LLP for 30 years. He was the firm’s first chairman and chief executive officer from 2001–2005, and was elected to serve a second term (2012–2014). While serving as chairman at Deloitte & Touche LLP, Mr. Weaver led the audit and enterprise risk services practice, overseeing all operations, strategic positioning, audit quality, and talent matters. Mr. Weaver also served as a member of the firm’s Board of Directors for six years where he served on the Governance Committee and Partner Earnings and Benefits Committee and was chairman of the Elected Leaders Committee and Strategic Investment Committee. Mr. Weaver is also a Board member and Audit Committee chair of the YMCA of Westfield, New Jersey. Mr. Weaver has also served as President of the Council of Boy Scouts of America in Long Rivers, Connecticut, President of A Better Chance in Glastonbury, Connecticut, as a member of the Financial Accounting Standards Advisory Council and as a board member of the Stan Ross Department of Accountancy, Baruch College. Based on the foregoing, Mr. Weaver is experienced with accounting, financial and investment matters.

James A. McNamara. Mr. McNamara has served as a Trustee and President of the Trust since 2007 and has served as an officer of the Trust since 2001. Mr. McNamara is an Advisory Director to Goldman Sachs. Prior to retiring as Managing Director at Goldman Sachs in 2017, Mr. McNamara was head of Global Third Party Distribution at GSAM and was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Officers of the Trust

Information pertaining to the officers of the Trust as of September 24, 2021 is set forth below.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018 – Present); Managing Director, Goldman Sachs (January 2000 – December 2017); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

President and Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015 – Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010 – October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer—Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Julien Yoo 200 West Street New York, NY 10282 Age: 50	Chief Compliance Officer	Since 2019

Managing Director, Goldman Sachs (January 2020–Present); Vice President, Goldman Sachs (December 2014–December 2019); and Vice President, Morgan Stanley Investment Management (2005–2010).

Chief Compliance Officer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 63	Assistant Treasurer	Since 2000

Vice President, Goldman Sachs (July 2000–Present); Principal Accounting Officer and Treasurer, Commerce Bank Mutual Fund Complex (2008–Present); Treasurer of Goldman Sachs Philanthropy Fund (2019–Present); and Treasurer of Ayco Charitable Foundation (2020-Present)

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 Age: 38	Assistant Treasurer	Since 2014

Vice President, Goldman Sachs (January 2013–Present).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Tyler Hanks 222 S. Main St Salt Lake City, UT 84101 Age: 39	Assistant Treasurer	Since 2019

Vice President, Goldman Sachs (January 2016—Present); and Associate, Goldman Sachs (January 2014—January 2016).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Kirsten Frivold Imohiosen 200 West Street New York, NY 10282 Age: 51	Assistant Treasurer	Since 2019

Managing Director, Goldman Sachs (January 2018–Present); and Vice President, Goldman Sachs (May 1999–December 2017).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Steven Z. Indich 30 Hudson Street Jersey City, NJ 07302 Age: 52	Assistant Treasurer	Since 2019

Vice President, Goldman Sachs (February 2010 – Present).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Carol Liu 30 Hudson Street Jersey City, NJ 07302 Age: 46	Assistant Treasurer	Since 2019

Vice President, Goldman Sachs (October 2017 – Present); Tax Director, The Raine Group LLC (August 2015 – October 2017); and Tax Director, Icon Investments LLC (January 2012 – August 2015).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Christopher Bradford 30 Hudson Street Jersey City, NJ 07302 Age: 39	Vice President	Since 2020

Vice President, Goldman Sachs (January 2014–Present).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Real Estate Diversified Income Fund; and Goldman Sachs Credit Income Fund.

Kenneth Cawley 71 South Wacker Drive Chicago, IL 60606 Age: 51	Vice President	Since 2021

Managing Director, Goldman Sachs (2017 – Present), Vice President (December 1999–2017); Associate (December 1996–December 1999); Associate, Discover Financial (August 1994–December 1996).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
TP Enders 200 West Street New York, NY 10282 Age: 52	Vice President	Since 2021

Managing Director, Goldman Sachs (January 2012-Present); Vice President, Goldman Sachs (April 2004-December 2011).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Frank Murphy 200 West Street New York, NY 10282 Age: 47	Vice President	Since 2019

Managing Director, Goldman Sachs (2015 – Present); Vice President, Goldman Sachs (2003 – 2014); Associate, Goldman Sachs (2001 – 2002); and Analyst, Goldman Sachs (1999 – 2001).

Vice President—Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust.

Kelli Stauffer 200 West Street New York, NY 10282 Age: 46	Vice President	Since 2021	Vice President, Goldman Sachs (2005-Present). Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016–Present); Vice President, Goldman Sachs (August 2006–December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012–December 2019); Assistant General Counsel, Goldman Sachs (August 2006–December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Secretary—Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

David A. Fishman 200 West Street New York, NY 10282 Age: 56	Assistant Secretary	Since 2001

Managing Director, Goldman Sachs (December 2001 – Present); and Vice President, Goldman Sachs (1997 – December 2001).

Assistant Secretary—Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust.

Robert Griffith 200 West Street New York, NY 10282 Age: 46	Assistant Secretary	Since 2011

Vice President, Goldman Sachs (August 2011 – Present); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Assistant Secretary—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Shaun Cullinan 200 West Street New York, NY 10282 Age: 41	Assistant Secretary	Since 2018

Managing Director, Goldman Sachs (2018 – Present); Vice President, Goldman Sachs (2009 – 2017); Associate, Goldman Sachs (2006 – 2008); Analyst, Goldman Sachs (2004 – 2005).

Assistant Secretary—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee and Mr. Weaver serves as Chair of the Audit Committee. The Audit Committee held six meetings during the fiscal year ended March 31, 2021.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing its management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees and work to retain high-performing Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held four meetings during the fiscal year ended March 31, 2021. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectuses and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.

The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Fund; and (ii) insofar as they relate to services provided to the Fund, of the Fund’s Investment Adviser, Distributor, administrator (if any), and Transfer Agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee met six times during the fiscal year ended March 31, 2021. All of the Independent Trustees serve on the Compliance Committee.

The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Fund in accordance with the Trust’s Valuation Procedures. Messrs. McNamara and DiMaria serve on the Valuation Committee. The Valuation Committee met twelve times during the fiscal year ended March 31, 2021.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Fund’s investment management, distribution, transfer agency, and certain other agreements with the Fund’s Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Fund’s distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Fund’s other service providers including, without limitation, the Fund’s custodian/fund accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met two times during the fiscal year ended March 31, 2021. All of the Independent Trustees serve on the Contract Review Committee.

Risk Oversight

The Board is responsible for the oversight of the activities of the Fund, including oversight of risk management. Day-to-day risk management with respect to the Fund is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Fund include, but are not limited to, liquidity risk, investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Fund and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate all of their occurrences or effects because some risks are simply beyond the control of the Fund or GSAM, its affiliates or other service providers.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in reports, presentations and discussions. For example, on an annual basis, GSAM will provide the Board with a written report that addresses the operation, adequacy and effectiveness of the Trust’s liquidity risk management program, which is designed to assess and manage the Funds’ liquidity risk. GSAM also has a risk management team that assists GSAM in managing investment risk. Representatives from the risk management team meet regularly with the Board to discuss their analysis and methodologies. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Fund.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Fund’s independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Fund as well as test results, and the Compliance Committee meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Fund’s compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee (then serving) in the Fund and other portfolios of the Goldman Sachs Fund Complex as of December 31, 2020, unless otherwise noted.

Name of Trustee	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen by Trustee
Jessica Palmer	None	Over $100,000
Dwight L. Bush[2]	None	None
Kathryn A. Cassidy	None	Over $100,000
Diana M. Daniels	None	Over $100,000
Joaquin Delgado[2]	None	Over $100,000
James A. McNamara	None	Over $100,000
Roy W. Templin	None	Over $100,000
Gregory G. Weaver	None	Over $100,000

[1]	Includes the value of shares beneficially owned by each Trustee in the Fund.
[2]	Ambassador Bush and Dr. Delgado began serving as Trustees effective January 23, 2020.

As of July 1, 2021, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each class of the Fund.

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trust and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee, and Audit Committee. The Chair and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees are also reimbursed for reasonable travel expenses incurred in connection with attending meetings. The Trust may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust (then serving) for the fiscal year ended March 31, 2021:

Trustee Compensation

Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From Fund Complex (including the Fund)[1]
Jessica Palmer[2]	$5,231	$0	$511,000
Dwight L. Bush	3,491	0	341,000
Kathryn A. Cassidy	3,491	0	341,000
Diana M. Daniels	3,491	0	341,000
Joaquin Delgado	3,491	0	341,000
James A. McNamara[3]	—	—	—
Roy W. Templin	3,491	0	341,000
Gregory G. Weaver[4]	4,095	0	397,750

[1]	Represents fees paid to each Trustee during the fiscal year ended March 31, 2021 from the Goldman Sachs Fund Complex.
[2]	Includes compensation as Board Chair.
[3]

Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Fund or the Goldman Sachs Fund Complex. As of the most recent fiscal year end, neither the Fund nor the Fund Complex paid any fees to either of Ambassador Bush or Dr. Delgado, who were not yet serving as Trustees.

[4]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.

Miscellaneous

The Trust, the Investment Adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

MANAGEMENT SERVICES

As stated in the Fund’s Prospectuses, GSAM, 200 West Street, New York, New York 10282, serves as the Investment Adviser to the Fund pursuant to a Management Agreement. GSAM is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. See “Service Providers” in the Fund’s Prospectuses for a description of the Investment Adviser’s duties to the Fund.

Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Fund to use the name “Goldman Sachs” or a derivative thereof as part of the Fund’s name for as long as the Fund’s Management Agreement (as described below) is in effect.

The Management Agreement provides that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under the Management Agreement are not impaired thereby. The Fund’s Management Agreement was approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on June 15-16, 2021 with respect to the Fund. A discussion regarding the Trustees’ basis for approving the Management Agreement for the Fund will be available in the Fund’s semi-annual report for the period ended September 30, 2021.

The Management Agreement will remain in effect until June 30, 2022 and will continue in effect with respect to the Fund from year to year thereafter provided such continuance is specifically approved at least annually as set forth in the Management Agreement.

The Management Agreement will terminate automatically if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Adviser and by the Investment Adviser on 60 days’ written notice to the Trust.

Pursuant to the Management Agreement, the Investment Adviser is entitled to receive the fees set forth below, payable monthly based on the Fund’s average daily net assets. Also included below is the actual management fee rates paid by the Fund (after reflection of any management fee waivers, as indicated in the Fund’s Prospectuses) for the fiscal year ended March 31, 2021. The Actual Rate may not correlate to the Contractual Rate as a result of these management fee waivers that may be in effect from time to time. The Investment Adviser may waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests.

Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended March 31, 2021
Short-Term Conservative Income Fund	0.25%	0.18%

For the fiscal years ended March 31, 2021, March 31, 2020 and March 31, 2019, the amount of fees incurred by the Fund under the Management Agreement were:

Fund	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020	Fiscal Year Ended March 31, 2019
Short-Term Conservative Income Fund
With fee waivers	$8,536,926	$7,112,123	$4,083,414
Without fee waivers	12,181,209	9,919,436	5,732,562

Unless required to be performed by others pursuant to agreements with the Fund, the Investment Adviser also performs certain administrative services for the Fund under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (i) providing supervision of all aspects of the Fund’s non-investment operations; (ii) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranging for, at the Fund’s expense, the preparation of all of the Fund’s required tax returns, the preparation and submission of reports to existing shareholders, the periodic updating of the Fund’s prospectus and statement of additional information, and the preparation of reports filed with the SEC and other regulatory authorities; (iv) maintaining all of the Fund’s records; and (v) providing the Fund with adequate office space and all necessary office equipment and services.

Legal Proceedings. On October 22, 2020, The Goldman Sachs Group, Inc. announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the United Kingdom, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The Goldman Sachs Group, Inc. previously entered into a settlement agreement with the Government of Malaysia and 1MDB to resolve all criminal and regulatory proceedings in Malaysia relating to 1MDB.

The Investment Adviser, Goldman Sachs and certain of their affiliates have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies.

Portfolio Managers – Other Accounts Managed by the Portfolio Managers

The following table discloses other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management (unless otherwise noted, the information below is provided as of March 31, 2021).

For each portfolio manager listed below, the number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector in which they manage. There are multiple portfolio managers involved with each account.

	Number of Accounts Managed and Total Assets by Account Type						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Short-Term Conservative Income Fund
Dave Fishman	21	$344,250	178	$220,367	299	$82,041	—	—	3	$110	2	$3,061
John Olivo	21	$344,250	178	$220,367	299	$82,041	—	—	3	$110	2	$3,061

Assets are preliminary, in millions.

Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing the Fund as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of other accounts, see “POTENTIAL CONFLICTS OF INTEREST.”

Portfolio Managers — Compensation

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

For compensation purposes, the benchmark for the Fund is the Bloomberg Barclays Short-Term Government/Corporate Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objectives of the Fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership.

As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of a Fund or multiple funds. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the Fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a Fund by, among other things, purchasing shares of the relevant Fund(s).

Other Compensation—In addition to base salary and year-end discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Portfolio Managers – Portfolio Managers’ Ownership of Securities in the Fund

The following table shows the portfolio managers’ ownership of shares, including those beneficially owned as well as those owned pursuant to the deferred compensation plan discussed above, of the Fund as of March 31, 2021:

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Dave Fishman	$500,001 – $1,000,000
John Olivo	$50,001 – $100,000

Distributor and Transfer Agent

Distributor. Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor of shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of the Fund. Shares of the Fund are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Fund’s Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain Intermediaries to solicit subscriptions for Class A, Investor, Class R6 and Class P Shares of the Fund. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class A Shares, of such Fund shares.

Goldman Sachs retained approximately the following commissions on the sale of Class A Shares during the fiscal year ended March 31, 2021, March 31, 2020 and March 31, 2019:

Fund	Class A Shares for Fiscal Year Ended March 31, 2021	Class A Shares for Fiscal Year Ended March 31, 2020	Class A Shares for Fiscal Year Ended March 31, 2019
Short-Term Conservative Income Fund	$0	$0	$0

Transfer Agent. Goldman Sachs, 71 South Wacker Drive, Chicago, IL 60606, serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to the Fund to: (i) record the issuance, transfer and redemption of shares; (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements; (iii) provide certain information to the Trust’s custodian and the relevant subcustodian in connection with redemptions; (iv) provide dividend crediting and certain disbursing agent services; (v) maintain shareholder accounts; (vi) provide certain state Blue Sky and other information; (vii) provide shareholders and certain regulatory authorities with tax-related information; (viii) respond to shareholder inquiries; and (ix) render certain other miscellaneous services. For its transfer agency and dividend disbursing agent services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to the Fund’s Class R6 and Class P Shares, to 0.04% of average daily net assets with respect to the Fund’s Institutional, Administration and Preferred Shares and to 0.12% of average daily net assets with respect to the Fund’s Class A and Investor Shares. Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Fund’s Prospectuses.

As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent with respect to the Fund and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended March 31, 2021, March 31, 2020 and March 31, 2019 from the Fund and for each share class then in existence as follows under the fee schedule then in effect:

Fund	Class A Shares for Fiscal Year Ended March 31, 2021	Class A Shares for Fiscal Year Ended March 31, 2020	Class A Shares for Fiscal Year Ended March 31, 2019
Short-Term Conservative Income Fund	$118,212	$65,143	$6,992

Fund	Institutional Shares for Fiscal Year Ended March 31, 2021	Institutional Shares for Fiscal Year Ended March 31, 2020	Institutional Shares for Fiscal Year Ended March 31, 2019
Short-Term Conservative Income Fund	$740,666	$555,239	$361,648

Fund	Administration Shares for the Fiscal Year Ended March 31, 2021	Administration Shares for the Fiscal Year Ended March 31, 2020	Administration Shares for the Fiscal Year Ended March 31, 2019
Short-Term Conservative Income Fund	$126	$314	$393

Fund	Preferred Shares for Fiscal Year Ended March 31, 2021	Preferred Shares for Fiscal Year Ended March 31, 2020	Preferred Shares for Fiscal Year Ended March 31, 2019
Short-Term Conservative Income Fund	$11	$11	$11

Fund	Investor Shares for Fiscal Year Ended March 31, 2021	Investor Shares for Fiscal Period Ended March 31, 2020	Investor Shares for Fiscal Year Ended March 31, 2019*
Short-Term Conservative Income Fund	$157,341	$98,027	$2,107

Fund	Class R6 Shares for Fiscal Year Ended March 31, 2021	Class R6 Shares for Fiscal Year Ended March 31, 2020	Class R6 Shares for Fiscal Period Ended March 31, 2019
Short-Term Conservative Income Fund	$86,677	$161,696	$60,329

Fund	Class P Shares for Fiscal Year Ended March 31, 2021	Class P Shares for Fiscal Period Ended March 31, 2020	Class P Shares for Fiscal Year Ended March 31, 2019**
Short-Term Conservative Income Fund	$751,640	$574,309	$353,940

*	Investor Shares commenced operations on August 14, 2018.
**	Class P Shares commenced operations on April 20, 2018.

The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Fund are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

The Trust, on behalf of the Fund, is responsible for the payment of the Fund’s expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, administration fees paid to Intermediaries, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, pricing services fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, shareholder expenses, any expenses assumed by the Fund pursuant to its distribution and service plans, compensation and expenses of its Independent Trustees, the fees and expenses of pricing services and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, account service plan, administration plan, shareholder administration plan or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.

Fees and expenses borne by the Fund relating to legal counsel, registering shares of the Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. The Fund may also bear an allocable portion of the Investment Adviser’s costs of in performing certain accounting services not being provided by the Trust’s custodian.

The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or assume certain expenses of the Fund, which would have the effect of lowering the Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

As of July 29, 2021, the Investment Adviser has agreed to reduce or limit “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, administration fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Fund’s average daily net assets through at least July 29, 2022.

Such reductions or limits are calculated monthly on a cumulative basis during the Fund’s fiscal year. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund. The Investment Adviser may not terminate the arrangement prior to July 29, 2022 without the approval of the Board of Trustees.

Reimbursements

For the fiscal years ended March 31, 2021, March 31, 2020 and March 31, 2019, “Other Expenses” of the Fund were reduced by the Investment Adviser in the following amounts under expense limitations that were then in effect:

Fund	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020	Fiscal Year Ended March 31, 2019
Short-Term Conservative Income Fund*	$743,071	$904,171	$726,670

*	Class P Shares of the Fund commenced operations on April 20, 2018. Investor Shares of the Fund commenced operations on August 14, 2018.

Custodian and Sub-Custodians

State Street, One Lincoln Street, Boston, MA 02111, is the custodian of the Fund. State Street also maintains the Fund’s accounting records. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts is the Fund’s independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP provides assistance on certain non-audit matters.

Securities Lending

For the fiscal year ended March 31, 2021, the Fund did not engage in securities lending activities.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Fund

Goldman Sachs (which, for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs acts as broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs advises and deals with clients and third parties in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products, for its own account and for the accounts of clients and of its personnel. In addition, Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets. In certain cases, the Investment Adviser causes the Fund to invest in products and strategies sponsored, managed or advised by Goldman Sachs or in which Goldman Sachs has an interest, either directly or indirectly, or otherwise restricts the Fund from making such investments, as further described herein. In this regard, there are instances when Goldman Sachs’ activities and dealings with other clients and third parties affect the Fund in ways that disadvantage the Fund and/or benefit Goldman Sachs or other Accounts.

In addition, the Investment Adviser’s activities on behalf of certain other entities that are not investment advisory clients of the Investment Adviser create conflicts of interest between such entities, on the one hand, and Accounts (including the Fund), on the other hand, that are the same as or similar to the conflicts that arise between the Fund and other Accounts, as described herein. In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. For purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, “Funds” shall mean, collectively, the Fund and any of the other Goldman Sachs Funds, and “Accounts” shall mean Goldman Sachs’ own accounts, accounts in which personnel of Goldman Sachs have an interest, accounts of Goldman Sachs’ clients, including separately managed accounts (or separate accounts), and investment vehicles that Goldman Sachs sponsors, manages or advises, including the Fund.

The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Investment Adviser or Goldman Sachs may have now or in the future. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

The Sale of Fund Shares and the Allocation of Investment Opportunities

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Investment Adviser, receive benefits and earn fees and compensation for services provided to Accounts (including the Funds) and in connection with the distribution of the Funds. Any such fees and compensation are generally paid directly or indirectly out of the fees payable to the Investment Adviser in connection with the management of such Accounts (including the Funds). Moreover, Goldman Sachs and its personnel, including employees of the Investment Adviser, have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties have conflicts that create incentives for them to promote the Funds.

To the extent permitted by applicable law, Goldman Sachs and the Funds have in the past made, and may in the future make, payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments create an incentive for such persons to highlight, feature or recommend the Funds.

Allocation of Investment Opportunities Among the Funds and Other Accounts

The Investment Adviser manages or advises multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are the same or similar to the Funds and that seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization, direct or indirect investments in private investment funds, investments in master limited partnerships in the oil and gas industry and initial public offerings/new issues).

Accounts (including the Funds) may invest in other Accounts (including the Funds) at or near the establishment of such Accounts, which may facilitate the Accounts achieving a specified size or scale.

The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as the Investment Adviser has an incentive to favor Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, the Investment Adviser will be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. To address these types of conflicts, the Investment Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with its obligations and fiduciary duties as an investment adviser. However, the availability, amount, timing, structuring or terms of an investment available to the Funds differ from, and performance may be lower than, the investments and performance of other Accounts in certain cases.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that the Investment Adviser’s personnel making portfolio decisions for Accounts will make investment decisions for, and allocate investment opportunities among, such Accounts consistent with the Investment Adviser’s fiduciary obligations. These policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in other cases such allocation may not be pro rata. Furthermore, certain investment opportunities sourced by the Investment Adviser, or Goldman Sachs businesses or divisions outside of the Investment Adviser, may be allocated to Goldman Sachs for its own account or investment vehicles organized to facilitate investment by its current or former directors, partners, trustees, managers, members, officers, consultants, employees, and their families and related entities, including employee benefit plans in which they participate, and not to Accounts. See Item 11 (“Code of Ethics, Participation or Interest in Client Transactions and Personal Trading, Participation or Interest in Client Transactions—Certain Effects of the Activities of Goldman Sachs and Advisory Accounts”) of the Investment Adviser’s Form ADV.

Allocation-related decisions for the Funds and other Accounts are made by reference to one or more factors. Factors may include: the Account’s portfolio and its investment horizons and objectives (including with respect to portfolio construction), guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); client instructions; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Funds and the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity needs and other considerations; the availability (or lack thereof) of other appropriate or substantially similar investment opportunities; and differences in benchmark factors and hedging strategies among Accounts. Suitability considerations, reputational matters and other considerations may also be considered.

In a case in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or to receive priority with respect to, a particular trading strategy, other Accounts (including the Funds) may not have access to such strategy or may have more limited access than would otherwise be the case. To the extent that such Accounts are managed by areas of Goldman Sachs other than the Investment Adviser, such Accounts will not be subject to the Investment Adviser’s allocation policies. Investments by such Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Fund. Furthermore, in cases in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, such Accounts have specific policies or guidelines with respect to Accounts or other persons receiving the opportunity to invest alongside such Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, certain Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Funds.

In addition, in some cases the Investment Adviser makes investment recommendations to Accounts that make investment decisions independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as, or prior to, a Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocations of investments.

The Investment Adviser, from time to time, develops and implements new trading strategies or seeks to participate in new trading strategies and investment opportunities. These strategies and opportunities are not employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as, that of another Account may be implemented differently, sometimes to a material extent. For example, a Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Account with the same or similar trading strategy. The implementation of the Fund’s trading strategy depends on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

The Investment Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. The Investment Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Fund’s investments. Some or all Funds may, from time to time, be offered investment opportunities that are made available through Goldman Sachs businesses outside of the Investment Adviser, including, for example, interests in real estate and other private investments. In this regard, a conflict of interest exists to the extent that Goldman Sachs controls or otherwise influences the terms and pricing of such investments and/or retains other benefits in connection therewith. However, Goldman Sachs businesses outside of the Investment Adviser are under no obligation or other duty to provide investment opportunities to the Funds, and generally are not expected to do so. Further, opportunities sourced within particular portfolio management teams within the Investment Adviser may not be allocated to Accounts (including the Funds) managed by such teams or by other teams. Opportunities not allocated (or not fully allocated) to the Funds or other Accounts managed by the Investment Adviser may be undertaken by Goldman Sachs (including the Investment Adviser), including for Goldman Sachs Accounts, or made available to other Accounts or third parties, and the Funds will not receive any compensation related to such opportunities. Even in the case of an opportunity received by a Fund pursuant to contractual requirements, the Investment Adviser may decide in its discretion that the Fund will not participate in such opportunity for portfolio construction reasons, due to the investment objective and strategies of such Fund, or because the Investment Adviser determines that participation would not be appropriate for such Fund for other reasons, in which case the Investment Adviser may allocate such opportunity to another Account. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

As a result of the various considerations above, there will be cases in which certain Accounts (including Accounts in which Goldman Sachs and personnel of Goldman Sachs have an interest) receive an allocation of an investment opportunity at times that the Funds do not, or when the Funds receive an allocation of such opportunities but on different terms than other Accounts (which may be less favorable). The application of these considerations may cause differences in the performance of different Accounts that employ strategies the same or similar to those of the Funds.

Multiple Accounts (including the Funds) may participate in a particular investment or incur expenses applicable in connection with the operation or management of the Accounts, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, expenses relating to participation in bondholder groups, restructurings, class actions and other litigation, and insurance premiums). The Investment Adviser may allocate investment-related and other expenses on a pro rata or different basis. Certain Accounts are, by their terms or by determination of the Investment Adviser, on a case-by-case basis, not responsible for their share of such expenses, and, in addition, the Investment Adviser has agreed with certain Accounts to cap the amount of expenses (or the amount of certain types of expenses) borne by such Accounts, which results in such Accounts not bearing the full share of expenses they would otherwise have borne as described above. As a result, certain Accounts are responsible for bearing a different or greater amount of expenses, while other Accounts do not bear any, or do not bear their full share, of such expenses. The Investment Adviser may bear any such expenses on behalf of certain Accounts and not for others, as it determines in its sole discretion. If the Investment Adviser bears expenses on behalf of an Account and the Account subsequently receives reimbursement for such expenses, the Investment Adviser will generally be entitled to receive all or a portion of the amount of such reimbursement, up to the amount that was borne by the Investment Adviser on behalf of such Account.

Accounts will generally incur expenses with respect to the consideration and pursuit of transactions that are not ultimately consummated (“broken-deal expenses”). Examples of broken-deal expenses include (i) research costs, (ii) fees and expenses of legal, financial, accounting, consulting or other advisers (including the Investment Adviser or its affiliates) in connection with conducting due diligence or otherwise pursuing a particular non-consummated transaction, (iii) fees and expenses in connection with arranging financing for a particular non-consummated transaction, (iv) travel, entertainment and overtime meal and transportation costs, (v) deposits or down payments that are forfeited in connection with, or amounts paid as a penalty for, a particular non-consummated transaction and (vi) other expenses incurred in connection with activities related to a particular non-consummated transaction.

The Investment Adviser has adopted a policy relating to the allocation of broken-deal expenses among Accounts (including the Funds) and other potential investors. Pursuant to the policy, broken-deal expenses generally will be allocated among Accounts in the manner that the Investment Adviser determines to be fair and equitable, which will be pro rata or on a different basis.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares

Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.

Management of the Funds by the Investment Adviser

Considerations Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies designed to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other areas of Goldman Sachs relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Funds with the benefit of information held by such other areas. Goldman Sachs, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, will from time to time make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that is adverse to the Funds, and will not have any obligation or other duty to share information with the Investment Adviser.

In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Investment Adviser faces conflicts of interest in determining whether to engage in such wall crossings. In addition, Goldman Sachs or the Investment Adviser may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, Goldman Sachs personnel, businesses, and business units that were moved will no longer have access to the personnel, businesses and business units on the side of the information barrier from which they were moved.

Information obtained in connection with such wall crossings and changes to information barriers may limit or restrict the ability of the Investment Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Investment Adviser may otherwise have purchased or sold for an Account in the absence of a wall crossing or change to an information barrier). In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within the Investment Adviser. The conflicts described herein with respect to information barriers and otherwise with respect to Goldman Sachs and the Investment Adviser also apply to the Asset Management Division of Goldman Sachs (of which the Investment Adviser is a part), as well as to the businesses within the Asset Management Division of Goldman Sachs (including the Investment Adviser). In addition, there may also be circumstances in which, as a result of information held by certain portfolio management teams in the Investment Adviser, the Investment Adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available for the benefit of the Funds any information regarding Goldman Sachs’ trading activities, strategies or views, or the activities, strategies or views used for other Accounts. Furthermore, to the extent that the Investment Adviser has developed fundamental analysis and proprietary technical models or other information, Goldman Sachs and its personnel, or other parts of the Investment Adviser, will not be under any obligation or other duty to share certain information with the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds), and the Funds may make investment decisions that differ from those they would have made if Goldman Sachs had provided such information, and be disadvantaged as a result thereof.

Different areas of the Investment Adviser and Goldman Sachs take views, and make decisions or recommendations, that are different than those of other areas of the Investment Adviser and Goldman Sachs. Different portfolio management teams within the Investment Adviser make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner different than or adverse to the Funds. Such teams do not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

Goldman Sachs operates a business known as Prime Services, which provides prime brokerage, administrative and other services to clients that from time to time involve investment funds (including pooled investment vehicles and private funds) in which one or more Accounts invest (“Underlying Funds”) or markets and securities in which Accounts invest. Prime Services and other parts of Goldman Sachs have broad access to information regarding the current status of certain markets, investments and funds and detailed information about fund operators that is not available to the Investment Adviser. In addition, Goldman Sachs from time to time acts as a prime broker to one or more Underlying Funds, in which case Goldman Sachs will have information concerning the investments and transactions of such Underlying Funds that is not available to the Investment Adviser. As a result of these and other activities, parts of Goldman Sachs will possess information in respect of markets, investments, investment advisers that are affiliated or unaffiliated with Goldman Sachs and Underlying Funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by Accounts or acquire certain positions on behalf of Accounts, or take other actions. Goldman Sachs will be under no obligation or other duty to make any such information available to the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds).

Valuation of the Funds’ Investments

The Investment Adviser, while not the primary valuation agent of the Funds, performs certain valuation services related to securities and assets held in the Funds. The Investment Adviser performs such valuation services in accordance with its valuation policies. The Investment Adviser may value an identical asset differently than another division or unit within Goldman Sachs values the asset, including because such other division or unit has information or uses valuation techniques and models that it does not share with, or that are different than those of, the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts, including because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements (e.g., in connection with certain regulatory restrictions applicable to different Accounts). Differences in valuation should be expected where different third-party vendors are hired to perform valuation functions for the Accounts, the Accounts are managed or advised by different portfolio management teams within the Investment Adviser that employ different valuation policies or procedures, or otherwise. The Investment Adviser will face a conflict with respect to valuations generally because of their effect on the Investment Adviser’s fees and other compensation. Furthermore, the application of particular valuation policies with respect to the Funds will, under certain circumstances, result in improved performance of the Funds.

Data and Information Sharing

Accounts, the Investment Adviser, and/or their respective affiliates, portfolio companies and other investments (collectively, the “Data Parties”) often possess data and information that they may utilize for various purposes and which they would not otherwise possess in the ordinary course of their businesses. For example, information relating to business operations, trends, budgets, customers or users, assets, funding and other metrics that the Data Parties possess or acquire through their management of Accounts and/or their own businesses and investment activities may be used by Goldman Sachs to identify and/or evaluate potential investments for Accounts and to facilitate the management of Accounts, including through operational improvements. Conversely, Goldman Sachs may use data and information that it has or acquires in connection with an Account’s activities for the benefit of Goldman Sachs’ own businesses and investment activities and their portfolio companies and other investments.

From time to time, Goldman Sachs may commission third-party research, at an Account’s expense, in connection with the diligence of an investment opportunity or in connection with its management of a portfolio investment, and such research is expected to subsequently be available to other investment vehicles (and such persons will generally not be required to compensate an Account for the benefit they receive from such research). Such benefits could be material and Goldman Sachs will have no duty, contractual, fiduciary or otherwise, not to use such information in connection with the business and investment activities of itself, Accounts and/or their portfolio companies and other investments.

Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, regulatory limitations on the use of material nonpublic information, and the Data Parties’ information walls, Goldman Sachs is generally free to use data and information from an Account’s activities to assist in the pursuit of its various other interests and activities, including to trade for the benefit of Goldman Sachs or another Account. Accounts and other sources of such data and information may not receive any financial or other benefit from having provided such data and information to Goldman Sachs. The potential ability to monetize such data and information may create incentives for Goldman Sachs to cause an Account to invest in entities and companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

The Investment Adviser provides advisory services to the Funds. Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to, related to or opposed to those of the Funds. Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such Accounts than it does from the Funds, in which case Goldman Sachs is incentivized to favor such Accounts. In addition, Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with Accounts, and/or compete for commercial arrangements or transactions in the same types of companies, assets securities and other instruments, as the Funds. Such arrangements, transactions or investments adversely affect such Funds by, for example, limiting their ability to engage in such activity or affecting the pricing or terms of such arrangements, transactions or investments. Moreover, a particular Fund on the one hand, and Goldman Sachs or other Accounts, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which are disadvantageous to the Fund. Additionally, as described below, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.

Transactions by, advice to and activities of Accounts (including with respect to investment decisions, voting and the enforcement of rights) may involve the same or related companies, securities or other assets or instruments as those in which the Funds invest, and it should be expected that such Accounts engage in a strategy while a Fund is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Fund (including its ability to engage in a transaction or other activities).

In various circumstances, different Accounts make investments as part of a single transaction, including in situations in which multiple Accounts comprise a single “fund family.” In these circumstances, the participating Accounts may have different interests, including investment horizons. Similarly, capital contribution and other obligations associated with an investment may extend beyond a particular Account’s investment period or expected term. In such circumstances, the Investment Adviser may negotiate the terms of an investment on a collective basis and such terms may not be as favorable, from the perspective of a particular Account, than if the Account had been the sole participating Account. Terms required by one Account (for example, due to regulatory requirements) when it invests may negatively impact the ability of another Account to consummate the investment or may adversely alter its terms. Similarly, one Account may seek to dispose of an investment at a time when it would be desirable for another Account to continue to hold such investment (or vice versa). Depending on the structure of the applicable investment, disposing of a portion of the investment may not be practicable or may have adverse effects on the rights of Accounts continuing to hold the investment. When making an investment decision with respect to an investment in which multiple Accounts are invested, Goldman Sachs may primarily take into account the specific effect such investment decision will have on the Accounts as a whole, and not based on the best interests of any particular Account.

In addition, Goldman Sachs may be engaged to provide advice to an Account that is considering entering into a transaction with a Fund, and Goldman Sachs may advise the Account not to pursue the transaction with the Fund, or otherwise in connection with a potential transaction provide advice to the Account that would be adverse to the Fund. Additionally, if a Fund buys a security and an Account establishes a short position in that same security or in similar securities, such short position may result in the impairment of the price of the security that the Fund holds or could be designed to profit from a decline in the price of the security. A Fund could similarly be adversely impacted if it establishes a short position, following which an Account takes a long position in the same security or in similar securities. Furthermore, Goldman Sachs (including the Investment Adviser) may make filings in connection with a shareholder class action lawsuit or similar matter involving a particular security on behalf of an Account (including a Fund), but not on behalf of a different Account (including a Fund) that holds or held the same security, or that is invested in or has extended credit to different parts of the capital structure of the same issuer. Accounts may also have different rights in respect of an investment with the same issuer, or invest in different classes of the same issuer that have different rights, including, without limitation, with respect to liquidity. The determination to exercise such rights by the Investment Adviser on behalf of such other Accounts may have an adverse effect on the Funds.

The Funds are expected to transact with a variety of counterparties. Some of these counterparties will also engage in transactions with other Accounts managed by the Investment Adviser or another Goldman Sachs entity. For example, a Fund may directly or indirectly purchase assets from a counterparty at the same time the counterparty (or an affiliate thereof) is also negotiating to purchase different assets from another Account. This creates potential conflicts of interest, particularly with respect to the terms and purchase prices of the sales. For example, Goldman Sachs may receive fees or other compensation in connection with the sale of assets by an Account to a counterparty, which creates an incentive to negotiate a higher purchase price for those assets in a separate transaction where the Fund is a purchaser.

Similarly, a particular Fund may dispose of one or more assets through a block sale that includes assets held by other Accounts or as part of a series of transactions in which assets from multiple Accounts are sold to the same purchaser. This creates potential conflicts of interest, particularly with regard to the determination of the purchase prices of the applicable assets. For example, Goldman Sachs may receive greater fees or other compensation (including performance-based fees) in connection with the sale of assets in other Accounts that participate in a block sale as compared to the compensation that Goldman Sachs receives in connection with the sale of assets by the particular Fund. There can be no assurance that the compensation received by the particular Fund as a result of participating in a block sale would be greater than the compensation that the particular Fund would receive if its assets were sold as part of a standalone transaction. Any such transaction will be effected in accordance with the Investment Adviser’s fiduciary obligations.

Shareholders may be offered access to advisory services through several different Goldman Sachs businesses (including through Goldman Sachs & Co. LLC and the Investment Adviser). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and apply different criteria to the same or similar strategies and have differing investment views in respect of an issuer or a security or other investment. Similarly, within the Investment Adviser, certain investment teams or portfolio managers can have differing or opposite investment views in respect of an issuer or a security, and as a result some or all of the positions a Fund’s investment team or portfolio managers take in respect of the Fund will be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Investment Adviser. Research, analyses or viewpoints will be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to the Funds any research or analysis at any particular time or prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. The timing of transactions entered into or recommended by Goldman Sachs, on behalf of itself or its clients, including the Funds, may negatively impact the Funds or benefit certain other Accounts. For example, if Goldman Sachs, on behalf of one or more Accounts, implements an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds (whether or not the investment decisions emanate from the same research analysis or other information), it could result, due to market impact or other factors, in liquidity constraints or in certain Funds receiving less favorable investment or trading results or incurring increased costs. Similarly, if Goldman Sachs implements an investment decision or strategy that results in a purchase (or sale) of a security for one Fund, such implementation may increase the value of such security already held by another Account (or decrease the value of such security that such other Account intends to purchase), thereby benefitting such other Account.

Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies. The Investment Adviser, in its discretion and in certain circumstances, recommends that certain Funds have ongoing business dealings, arrangements or agreements with persons who are (i) former employees of Goldman Sachs, (ii) affiliates or other portfolio companies of Goldman Sachs or other Accounts, (iii) Goldman Sachs’ employees’ family members and/or relatives and/or certain of their portfolio companies or (iv) persons otherwise associated with an investor in an Account or a portfolio company or service provider of Goldman Sachs or an Account. The Funds may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. These recommendations, and recommendations relating to continuing any such dealings, arrangements or agreements, pose conflicts of interest and may be based on differing incentives due to Goldman Sachs’ relationships with such persons. In particular, when acting on behalf of, and making decisions for, Accounts, the Investment Adviser may take into account Goldman Sachs’ interests in maintaining its relationships and business dealings with such persons. As a result, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.

When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be reasonable. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Potential Conflicts Relating to Follow-On Investments

From time to time, the Investment Adviser provides opportunities to Accounts (including potentially the Funds) to make investments in companies in which certain Accounts have already invested. Such follow-on investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including the Funds). Follow-on investment opportunities may be available to the Funds notwithstanding that the Funds have no existing investment in the issuer, resulting in the assets of the Funds potentially providing value to, or otherwise supporting the investments of, other Accounts. Accounts (including the Funds) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts have invested or will invest. Conflicts of interest in these and other transactions arise between Accounts (including the Funds) with existing investments in a company and Accounts making subsequent investments in the company, which have opposing interests regarding pricing and other terms. The subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including the Funds).

Diverse Interests of Shareholders

It should be expected that the various types of investors in and beneficiaries of the Funds, including to the extent applicable the Investment Adviser and its affiliates, have conflicting investment, tax and other interests with respect to their interests in the Funds. When considering a potential investment for a Fund, the Investment Adviser will generally consider the investment objectives of the Fund, not the investment objectives of any particular investor or beneficiary. The Investment Adviser makes decisions, including with respect to tax matters, from time to time that will be more beneficial to one type of investor or beneficiary than another, or to the Investment Adviser and its affiliates than to investors or beneficiaries unaffiliated with the Investment Adviser. In addition, Goldman Sachs faces certain tax risks based on positions taken by the Funds, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to the Funds or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities.

Selection of Service Providers

The Funds expect to engage service providers (including attorneys and consultants) that in certain cases also provide services to Goldman Sachs and other Accounts. In addition, certain service providers to the Investment Adviser or Funds are also portfolio companies or other affiliates of the Investment Adviser or other Accounts (for example, a portfolio company of an Account may retain a portfolio company of another Account). To the extent it is involved in such selection, the Investment Adviser intends to select these service providers based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with the Investment Adviser, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs (including its personnel), which may influence the Investment Adviser’s selection of these service providers for the Funds. In such circumstances, there is a conflict of interest between Goldman Sachs (acting on behalf of the Funds) and the Funds or between Funds if the Funds determine not to engage or continue to engage these service providers.

The Investment Adviser may, in its sole discretion, determine to provide, or engage or recommend an affiliate of the Investment Adviser to provide, certain services to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular Fund and applicable law, the Investment Adviser or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, the Investment Adviser faces a conflict of interest when selecting or recommending service providers for the Funds. Notwithstanding the foregoing, the selection or recommendation of service providers for the Funds will be conducted in accordance with the Investment Adviser’s fiduciary obligations to the Funds. The service providers selected or recommended by the Investment Adviser may charge different rates to different recipients based on the specific services provided, the personnel providing the services, the complexity of the services provided or other factors. As a result, the rates paid with respect to these service providers by a Fund, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs, including the Investment Adviser, on the other hand. In addition, the rates paid by the Investment Adviser or the Funds, on the one hand, may be more or less favorable than the rates paid by other parts of Goldman Sachs or Accounts managed by other parts of Goldman Sachs, on the other hand. Goldman Sachs (including the Investment Adviser), its personnel, and/or Accounts may hold investments in companies that provide services to entities in which the Funds invest generally, and, subject to applicable law, the Investment Adviser may refer or introduce such companies’ services to entities that have issued securities held by the Funds.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Funds will, from time to time invest in money market and/or other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment. To the extent consistent with applicable law, certain Funds that invest in other funds sponsored, managed or advised by Goldman Sachs pay advisory fees to the Investment Adviser that are not reduced by any fees payable by such other funds to Goldman Sachs as manager of such other funds (i.e., there will be “double fees” involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Funds to such other funds). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

The Investment Adviser, from time to time, manages Accounts (including the Funds), which may, individually or in the aggregate, own a substantial amount of the Funds. Further, the Investment Adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund. Such redemptions could have a significant negative impact on the Fund, including on its liquidity.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Distributions of Assets Other Than Cash

With respect to redemptions from the Funds, the Funds will, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Investment Adviser will sometimes have a potentially conflicting division of loyalties and responsibilities to redeeming investors and remaining investors.

Goldman Sachs Will Act in a Capacity Other Than Investment Adviser to the Funds

Investments in and Advice Regarding Different Parts of an Issuer’s Capital Structure

In some cases, Goldman Sachs (including the Investment Adviser) or Accounts, on the one hand, and the Funds, on the other hand, invest in or extend credit to different parts of the capital structure of a single issuer. As a result, Goldman Sachs (including the Investment Adviser) or Accounts may take actions that adversely affect the Funds. In addition, in some cases, Goldman Sachs (including the Investment Adviser) advises Accounts with respect to different parts of the capital structure of the same issuer, or classes of securities that are subordinate or senior to securities, in which the Funds invest. Goldman Sachs (including the Investment Adviser) is able to pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which the Funds have invested, and such actions (or inaction) may have a material adverse effect on the Funds.

For example, in the event that Goldman Sachs (including the Investment Adviser) or an Account holds loans, securities or other positions in the capital structure of an issuer that ranks senior in preference to the holdings of a Fund in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs (including the Investment Adviser), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer that has, or terms in connection with the foregoing, that have, an adverse effect on or otherwise conflict with the interests of the Fund’s holdings in the issuer. In connection with any such liquidation, reorganization or restructuring, the Fund’s holdings in the issuer may be extinguished or substantially diluted, while Goldman Sachs (including the Investment Adviser) or another Account recovers some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including the Investment Adviser) or an

Account participates, Goldman Sachs (including the Investment Adviser) or the Account may seek to exercise its rights under the applicable loan agreement or other document, in a manner detrimental to the Fund. In situations in which Goldman Sachs (including the Investment Adviser) holds positions in multiple parts of the capital structure of an issuer across Accounts (including the Funds), the Investment Adviser may not pursue actions or remedies available to the Fund, as a result of legal and regulatory requirements or otherwise.

These potential issues are examples of conflicts that Goldman Sachs (including the Investment Adviser) will face in situations in which the Funds, and Goldman Sachs (including the Investment Adviser) or other Accounts, invest in or extend credit to different parts of the capital structure of a single issuer. Goldman Sachs (including the Investment Adviser) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including the Investment Adviser) relies on information barriers between different Goldman Sachs (including the Investment Adviser) business units or portfolio management teams. Goldman Sachs (including the Investment Adviser) in some circumstances relies on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.

As a result of the various conflicts and related issues described above and the fact that conflicts will not necessarily be resolved in favor of the interests of the Funds, the Funds could sustain losses during periods in which Goldman Sachs (including the Investment Adviser) and other Accounts (including Accounts sponsored, managed or advised by the Investment Adviser) achieve profits generally or with respect to particular holdings in the same issuer, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed. It should be expected that the negative effects described above will be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.

Principal and Cross Transactions

When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of certain Funds (for example, those employing taxable fixed income, municipal bond fixed income and structured investment strategies), may (but is under no obligation or other duty to) enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser or its affiliates and cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There are potential conflicts of interest, regulatory issues or restrictions contained in the Investment Adviser’s internal policies relating to these transactions which could limit the Investment Adviser’s determination and/or ability to engage in these transactions for Accounts (including the Funds). In certain circumstances such as when Goldman Sachs is the only or one of a few participants in a particular market or is one of the largest such participants, such limitations will eliminate or reduce the availability of certain investment opportunities to Accounts (including the Funds) or impact the price or terms on which transactions relating to such investment opportunities may be effected.

Goldman Sachs will have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. The Investment Adviser has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including the Funds, due to the relative amount of market savings obtained by the Accounts, and cross transactions may be effected at different prices for different Accounts due to differing legal and/or regulatory requirements applicable to such Accounts. Certain Accounts are also prohibited from participating in cross transactions, even if consent is obtained. Where principal, cross or agency cross transactions are not prohibited, such transactions will be effected in accordance with fiduciary requirements and applicable law (which include disclosure and consent).

Goldman Sachs Acting in Multiple Commercial Capacities

To the extent permitted by applicable law, an issuer in which a Fund has an interest may hire Goldman Sachs to provide underwriting, merger advisory, other financial advisory, placement agency, foreign currency hedging, research, asset management services, brokerage services or other services to the issuer. Furthermore, Goldman Sachs sponsors, manages, advises or provides services to affiliated Underlying Funds (or their personnel) in which the Funds invest. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services takes commercial steps in its own interest, or advises the parties to which it is providing services, or takes other actions. Such actions may benefit Goldman Sachs. For example, Goldman Sachs may require repayment of all or part of a loan from a company in which an Account (including a Fund) holds an interest, which could cause the company to default or be required to liquidate its assets more rapidly, which could adversely affect the value of the company and the value of the Funds invested therein. If Goldman Sachs advises a company to make changes to its capital structure, the result would be a reduction in the value or priority of a security held (directly or indirectly) by one or more Funds. In addition, underwriters, placement agents or managers of initial public offerings, including Goldman Sachs, often require the Funds who hold privately placed securities of a company to execute a lock-up agreement prior to such company’s initial public offering restricting the resale of the securities for a period of time before and following the IPO. As a result, the Investment Adviser will be restricted from selling the securities in such Funds at a more favorable price. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Funds. Goldman Sachs faces conflicts of interest in providing and selecting services for the Funds because Goldman Sachs provides many services and has many commercial relationships with companies and affiliated and unaffiliated Underlying Funds (or their applicable personnel). Providing services to the Funds and companies (or their personnel) in which the Funds invest enhances Goldman Sachs’ relationships with various parties, facilitates additional business development and enables Goldman Sachs to obtain additional business and/or generate additional revenue. The Funds will not be entitled to compensation related to any such benefit to businesses of Goldman Sachs. In addition, such relationships may adversely impact the Funds, including, for example, by restricting potential investment opportunities, as described below, incentivizing the Investment Adviser to take or refrain from taking certain actions on behalf of the Funds when doing so would be adverse to such business relationships, and/or influencing the Investment Adviser’s selection or recommendation of certain investment products and/or strategies over others.

Certain of Goldman Sachs’ activities on behalf of its clients also restrict investment opportunities that are otherwise available to the Funds. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that are potential investment opportunities for the Funds. There are circumstances in which the Funds are precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. In addition, in connection with an equity offering of securities of a portfolio company for which Goldman Sachs is acting as an underwriter, Accounts may, in certain instances, be subject to regulatory restrictions (in addition to contractual restrictions) on their ability to sell equity securities of the portfolio company for a period after completion of the offering. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on the Funds. Goldman Sachs (including the Investment Adviser) also represents creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these filings. From time to time, Goldman Sachs (including the Investment Adviser) serves on creditor or equity committees. It should be expected that these actions, for which Goldman Sachs may be compensated, will limit or preclude the flexibility that the Funds otherwise have to buy or sell securities issued by those companies, as well as certain other assets. Please also see “—Management of the Funds by the Investment Adviser—Considerations Relating to Information Held by Goldman Sachs” above and “—Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds” below.

Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in Goldman Sachs or other Accounts being relieved of obligations or otherwise divested of investments. For example, subject to applicable law certain Funds may acquire securities or indebtedness of a company affiliated with Goldman Sachs directly or indirectly through syndicate or secondary market purchases, or make a loan to, or purchase securities from, a company that uses the proceeds to repay loans made by Goldman Sachs. These activities by a Fund may enhance the profitability of Goldman Sachs or other Accounts with respect to their investment in and activities relating to such companies. The Fund will not be entitled to compensation as a result of this enhanced profitability.

To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) creates, writes, sells, issues, invests in or acts as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds or which are be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.

Goldman Sachs makes loans to, and enters into margin, asset-based or other credit facilities or similar transactions with, clients, companies or individuals that are secured by publicly or privately held securities or other assets, including a client’s Fund shares as described above. Some of these borrowers are public or private companies, or founders, officers or shareholders in companies in which the Funds (directly or indirectly) invest, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by the Funds. In connection with its rights as lender, Goldman Sachs acts to protect its own commercial interest and may take actions that adversely affect the borrower, including by liquidating or causing the liquidation of securities on behalf of a borrower or foreclosing and liquidating such securities in Goldman Sachs’ own name. Such actions will adversely affect the Funds (if, for example, a large position in a security is liquidated, among the other potential adverse consequences will be that the value of such security will decline rapidly and the Funds will in turn decline in value or will be unable to liquidate their positions in such security at an advantageous price or at all). In addition, Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman Sachs with the right to redeem such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the shareholders.

Code of Ethics and Personal Trading

Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and Distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons buy and sell securities or other investments for their personal accounts, including investments in the Funds, and also take positions that are the same as, different from, or made at different times than, positions taken (directly or indirectly) by the Funds. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.

Proxy Voting by the Investment Adviser

The Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”

Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds

The Investment Adviser restricts its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by the Investment Adviser or Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it gives to such clients or commercial arrangements or transactions that are undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). In certain cases, the Investment Adviser will not engage in transactions or other activities for, or enforce certain rights in favor of, one or more Funds due to Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.

In addition, in certain circumstances, the Investment Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including the Investment Adviser, or on other Accounts, or where exceeding a threshold is prohibited or results in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations arise include, without limitation: (i) a prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that has a dilutive impact on the holdings of the Fund should a threshold be exceeded; (iii) provisions that cause Goldman Sachs to be considered an “interested stockholder” of an issuer; (iv) provisions that cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations. In addition, due to regulatory restrictions, certain Accounts are prohibited from, or are subject to certain restrictions when, trading with or through Goldman Sachs, engaging Goldman Sachs as a service provider or purchasing investments issued or managed by Goldman Sachs.

When faced with the foregoing limitations, Goldman Sachs will generally avoid exceeding the threshold because exceeding the threshold could have an adverse impact on the ability of the Investment Adviser or Goldman Sachs to conduct its business activities. The Investment Adviser may also reduce a Fund’s interest in, or restrict a Fund from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies are able to acquire an interest in the investment opportunity. In some cases, the Investment Adviser determines not to engage in certain transactions or activities beneficial to the Funds because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, the Investment Adviser or create the potential risk of trade or other errors.

The Investment Adviser generally is not permitted to use material non-public information in effecting purchases and sales in transactions for the Funds that involve public securities. The Investment Adviser may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by the Funds, including as a result of information held by Goldman Sachs (including the Investment Adviser or its personnel). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which Goldman Sachs invests on behalf of the Funds. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, the Investment Adviser (or certain of its investment teams) may be limited and/or restricted in its or their ability to trade in the securities of the company. In addition, any such director, officer or employee of Goldman Sachs that is a member of the board of directors of a portfolio company may have duties in his or her capacity as a director that conflict with the Investment Adviser’s duties to Accounts, and may act in a manner that disadvantages or otherwise harms a Fund and/or Goldman Sachs. In the event the Investment Adviser declines access to, or otherwise does not receive, material non-public information regarding an issuer, the Investment Adviser may base investment decisions with respect to securities of such issuer solely on public information, thereby limiting the amount of information available to the Investment Adviser in connection with such investment decisions.

Different areas of Goldman Sachs come into possession of material non-public information regarding an issuer of securities held by an Underlying Fund in which an Account invests. In the absence of information barriers between such different areas of Goldman Sachs or under certain other circumstances, the Account will be prohibited, including by internal policies, from trading, redeeming from or otherwise disposing of such security or such Underlying Fund during the period such material non-public information is held by such other part of Goldman Sachs, which period may be substantial. As a result, the Account would not be permitted to redeem from an Underlying Fund in whole or in part during periods when it otherwise would have been able to do so, which could adversely affect the Account. Other investors in the Underlying Fund that are not subject to such restrictions may be able to redeem from the Underlying Fund during such periods.

In addition, the Investment Adviser’s clients may partially or fully fund a new Account with in-kind securities in which the Investment Adviser is restricted. In such circumstances, the Investment Adviser will generally sell any such securities at the next available trading window, subject to operational and technological limitations (unless such securities are subject to another express arrangement), requiring such Accounts to dispose of investments at an earlier or later date and/or at a less favorable price than would otherwise have been the case had the Investment Adviser not been so restricted. Accounts will be responsible for all tax liabilities that result from any such sale transactions.

The Investment Adviser operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations to which any particular Fund is subject). Such economic and trade sanctions may prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. It should be expected that these economic and trade sanctions, if applicable, and the application by the Investment Adviser of its compliance program in respect thereof, will restrict or limit the Funds’ investment activities, and may require the Investment Adviser to cause a Fund to sell its position in a particular investment at an inopportune time and/or when the Investment Adviser would otherwise not have done so.

The Investment Adviser may determine to limit or not engage at all in transactions and activities on behalf of the Funds for reputational, legal or other reasons. Examples of when such determinations may be made include, but are not limited to, where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, where there are political, public relations, or other reputational considerations relating to counterparties or other participants in such activity or transaction or where such activity or transaction on behalf of or in respect of the Funds could affect in tangible or intangible ways Goldman Sachs, the Investment Adviser, an Account or their activities.

Goldman Sachs has and seeks to have long-term relationships with many significant participants in the financial markets. Goldman Sachs also has and seeks to have longstanding relationships with, and regularly provides financing, investment banking services and other services to, a significant number of corporations and private equity sponsors, leveraged buyout and hedge fund purchasers, and their respective senior managers, shareholders and partners. Some of these purchasers may directly or indirectly compete with Accounts for investment opportunities. Goldman Sachs considers these relationships in its management of Accounts. In this regard, there may be certain investment opportunities or certain investment strategies that Goldman Sachs (i) does not undertake on behalf of Accounts in view of these relationships, or (ii) refers to clients (in whole or in part) instead of retaining for Accounts. Similarly, Goldman Sachs may take the existence and development of such relationships into consideration in the management of Fund portfolios. Without limiting the generality of the foregoing, there may, for example, be certain strategies involving the acquisition, management or realization of particular investments that an Account will not employ in light of these relationships, as well as investment opportunities or strategies that an Account will not pursue in light of their potential impact on other areas of Goldman Sachs or on Account investments or be unable to pursue as a result of non-competition agreements or other similar undertakings made by Goldman Sachs.

Goldman Sachs will consider its client relationships and the need to preserve its reputation in its management of Accounts and, as a result, (i) there may be certain investment opportunities or strategies that Goldman Sachs will not undertake on behalf of Funds or will refer to one or more Funds but not others, (ii) there may be certain rights or activities that Goldman Sachs will not undertake on behalf of Funds (including in respect of director representation and recusal), or (iii) there may be certain investments that, in certain limited circumstances, are sold, disposed of or restructured earlier or later than otherwise expected.

In order to engage in certain transactions on behalf of a Fund, the Investment Adviser will also be subject to (or cause the Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Fund are required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearing houses and other venues, or are required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue often result in the Investment Adviser and/or the Fund being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.

From time to time, a Fund, the Investment Adviser or its affiliates and/or their service providers or agents are required, or determine that it is advisable, to disclose certain information about the Fund, including, but not limited to, investments held by the Fund, and the names and percentage interest of beneficial owners thereof (and the underlying beneficial owners of such beneficial owners), to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Fund. The Investment Adviser generally expects to comply with requests to disclose such information as it so determines including through electronic delivery platforms; however, in some cases, the Investment Adviser will cause the sale of certain assets for the Fund rather than make certain required disclosures, at a time that is inopportune from a pricing or other standpoint. In addition, the Investment Adviser may provide third parties with aggregated data regarding the activities of, or certain performance or other metrics associated with the Accounts, and the Investment Adviser may receive compensation from such third parties for providing them such information.

Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on the Funds’ activities. In addition, the Investment Adviser may restrict its investment decisions and activities on behalf of the Funds and not other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser.

Brokerage Transactions

The Investment Adviser often selects U.S. and non-U.S. broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, Investment Adviser affiliates and other Goldman Sachs personnel with proprietary or third-party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. These brokerage and research services may be bundled with the trade execution, clearing or settlement services provided by a particular broker-dealer and, subject to applicable law, the Investment Adviser may pay for such brokerage and research services with client commissions (or “soft dollars”). There are instances or situations in which such practices are subject to restrictions under applicable law. For example, the EU’s Markets in Financial Instruments Directive II (“MiFID II”) restricts EU domiciled investment advisers from receiving research and other materials that do not qualify as “acceptable minor non-monetary benefits” from broker-dealers unless the research or materials are paid for by the investment advisers from their own resources or from research payment accounts funded by and with the agreement of their clients.

Accounts differ with regard to whether and to what extent they pay for brokerage and research services through commissions and, subject to applicable law, brokerage and research services may be used to service the Funds and any or all other Accounts throughout the Investment Adviser, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds and in particular those Accounts that do not pay for brokerage and research services or do so to a lesser extent, including in connection with the establishment of maximum budgets for research costs (and switching to execution-only pricing when maximums are met). The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Aggregation of Orders by the Investment Adviser

The Investment Adviser follows policies and procedures pursuant to which it may (but is not required to) combine or aggregate purchase or sale orders for the same security or other instrument for multiple Accounts (including Accounts in which Goldman Sachs or personnel of Goldman Sachs have an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser aggregates orders when the Investment Adviser considers doing so to be operationally feasible and appropriate and in the interests of its clients and may elect block trade treatment when available. In addition, under certain circumstances orders for the Funds may be aggregated with orders for Accounts that contain Goldman Sachs assets.

When a bunched order or block trade is completely filled, or if the order is only partially filled, at the end of the day, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the Funds’ relative sizes. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

Although it may do so in certain circumstances, the Investment Adviser does not always bunch or aggregate orders for different Funds, elect block trade treatment or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by different portfolio management teams or if different portfolio management processes are used for different account types, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations, which may differ among Accounts. For example, time zone differences, trading instructions, cash flows, separate trading desks or portfolio management processes may, among other factors, result in separate, non-aggregated, non-netted executions, with orders in the same instrument being entered for different Accounts at different times or, in the case of netting, buy and sell trades for the same instrument being entered for the same Account. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated orders than on orders for Funds that are not aggregated, and incur lower transaction costs on netted orders than orders that are not netted. The Investment Adviser is under no obligation or other duty to aggregate or net for particular orders. Where orders for a Fund are not aggregated with other orders, or not netted against orders for the Fund or other Accounts, the Fund will not benefit from a better price and lower commission rate or lower transaction cost that might have been available had the orders been aggregated or netted. Aggregation and netting of orders may disproportionately benefit some Accounts relative to other Accounts, including a Fund, due to the relative amount of market savings obtained by the Accounts. The Investment Adviser may aggregate orders of Accounts that are subject to MiFID II (“MiFID II Advisory Accounts”) with orders of Accounts not subject to MiFID II, including those that generate soft dollar commissions (including the Funds) and those that restrict the use of soft dollars. All Accounts included in an aggregated order with MiFID II Advisory Accounts pay (or receive) the same average price for the security and the same execution costs (measured by rate). However, MiFID II Advisory Accounts included in an aggregated order may pay commissions at “execution-only” rates below the total commission rates paid by Accounts included in the aggregated order that are not subject to MiFID II.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The portfolio transactions for the Fund are generally effected at a net price without a broker’s commission (i.e., a dealer is dealing with the Fund as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Investment Adviser shall attempt to obtain the most favorable execution and net price available. The Management Agreement provides that, on occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which an Investment Adviser or an affiliate acts as Investment Adviser), the Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for the Fund. The Management Agreement permits the Investment Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Fund effects its securities transactions may be used by the Investment Adviser in servicing other accounts and not all of these services may be used by the Investment Adviser in connection with the Fund generating the brokerage credits. Such research or other services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. The fees received under the Management Agreement are not reduced by reason of the Investment Adviser receiving such brokerage and research services.

Such services are used by the Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the Fund, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Trust. The Investment Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Investment Adviser. The Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations– even as to the portion that would be eligible if accounted for separately.

The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Investment Adviser does business. Participating in commission sharing and client commission arrangements may enable the Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.

The Fund is prohibited, in accordance with Rule 12b-1 under the Act, from compensating a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer the Trust’s portfolio transactions or by making any payment to such broker or dealer received or to be received (which payment may include commissions, mark-ups or mark-downs or other fees) from the Trust’s portfolio transactions effected through another broker or dealer. However, the Fund may direct portfolio transactions to a broker or dealer that promotes or sells shares of the Trust if the Trust’s Board of Trustees approves policies and procedures designed to ensure that the selection of such brokers is not influenced by considerations about the sale of Trust shares. Accordingly, the Trustees (including a majority of the Trustees who are not interested Trustees) have approved policies permitting the Trust to direct portfolio securities transactions to a broker or dealer that promotes or sells shares of the Trust subject to the prohibitions that: i) all persons responsible for selecting such brokers or dealers (including but not limited to trading desk personnel and portfolio managers) may not take into account in connection with their selections the promotion or sale of shares issued by the Trust or any other registered investment company, and ii) the Trust, the Investment Adviser and Goldman Sachs as the Trust’s distributor may not enter into any agreement or understanding where the Trust or the Investment Adviser direct, or are expected to direct, portfolio transactions or any payment to a broker or dealer in consideration for the promotion or sale of shares of the Trust or any other registered investment company.

The Fund may participate in a Fund commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on the Fund portfolio transactions to the Fund from which they were generated. The rebated commissions are expected to be treated as realized capital gains of the Fund.

Subject to the above considerations, the Investment Adviser may use Goldman Sachs or an affiliate as a broker for the Fund. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for the Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts.

Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law. The amount of brokerage commissions paid by the Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

For the fiscal year ended March 31, 2021, the Fund paid approximate brokerage commissions as follows:

	Total Brokerage Commissions Paid[1]	Total Brokerage Commissions Paid to Goldman Sachs[2]		Total Amount of Transactions on which Commissions Paid[3]	Amount of Transactions Effected Through Brokers Providing Research[4]	Brokerage Commissions Paid to Brokers Providing Research[4]
Short-Term Conservative Income Fund	$0	$0	(0%)	$0	$0	$0

For the fiscal year ended March 31, 2020, the Fund paid approximate brokerage commissions as follows:

	Total Brokerage Commissions Paid[1]	Total Brokerage Commissions Paid to Goldman Sachs[2]		Total Amount of Transactions on which Commissions Paid[3]	Amount of Transactions Effected Through Brokers Providing Research[4]	Brokerage Commissions Paid to Brokers Providing Research[4]
Short-Term Conservative Income Fund	$0	$0	(0%)	$0	$0	$0

For the fiscal year ended March 31, 2019, the Fund paid approximate brokerage commissions as follows:

	Total Brokerage Commissions Paid[1]	Total Brokerage Commissions Paid to Goldman Sachs[2]		Total Amount of Transactions on which Commissions Paid[3]	Amount of Transactions Effected Through Brokers Providing Research[4]	Brokerage Commissions Paid to Brokers Providing Research[4]
Short-Term Conservative Income Fund	$0	$0	(0%)	$0	$0	$0

[1]	The figures in the table report brokerage commissions from futures transactions.
[2]	Percentage of total commissions paid to Goldman Sachs from futures transactions.
[3]	Refers to notional value of futures contracts.
[4]

The information above reflects the full commission amounts paid to brokers that provide research to the Investment Adviser. Only a portion of such commissions pays for research and the remainder of such commissions is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

The Fund’s Investments in Regular Broker-Dealers

During the fiscal year ended March 31, 2021, the Trust’s regular “broker-dealers” (as defined in Rule 10b-1 under the Act) were: BofA Securities, Inc., Barclays Bank PLC, Citadel Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Ag-London Branch, J.P. Morgan Securities PLC, Merrill Lynch International, Morgan Stanley & Co. LLC, RBC Europe Limited and UBS AG.

As of March 31, 2021, the Fund held the following amounts of securities of its regular broker-dealers (as defined in Rule 10b-1 under the Act) or the parent entities of such broker-dealers ($ in thousands):

Fund	Broker/Dealer	Amount (000s)
Short-Term Conservative Income Fund	Citigroup Global Markets, Inc.	57,783
	J.P. Morgan Securities PLC	45,531
	Morgan Stanley, Inc.	91,850
	Bank of America Corp.	72,200
	Barclays Bank PLC	77,093
	UBS	85,815
	Deutsche	24,295

SHARES OF THE TRUST

The Fund is a series of Goldman Sachs Trust, a Delaware statutory trust established by an Agreement and Declaration of Trust dated January 28, 1997. The Fund’s fiscal year end is March 31.

The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of July 29, 2021, the Trustees have authorized the issuance of seven classes of shares of Short-Term Conservative Income Fund: Class A, Institutional, Administration, Preferred, Investor, Class R6 and Class P Shares. Additional series and classes may be added in the future.

Each Class A Share, Institutional Share, Administration Share, Preferred Share, Investor Share, Class R6 Share and Class P Share of the Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of the Fund are borne at the same rate by each class of shares, except that fees under the Administration Plans are borne only by Administration Shares and Preferred Shares, fees under the Distribution and Services Plan are borne exclusively by Class A Shares, and transfer agency fees and expenses are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectuses. In addition, the fees and expenses set forth below for each class may be subject to fee waivers or reimbursements, as discussed in the Fund’s Prospectuses.

Investor Shares are not sold directly to the public. Instead, Investor Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Investor Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Intermediary that has entered into a contractual relationship with Goldman Sachs to offer such shares through such programs (“Eligible Fee-Based Program”). Investor Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Investor Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program. Employee Benefit Plans and Eligible Fee-Based Programs must purchase Investor Shares through an Intermediary using a plan level or omnibus account. Employee Benefit Plans generally may open an account and purchase Investor Shares through Intermediaries, financial planners, Employee Benefit Plan administrators and other financial intermediaries. Investor Shares may not be available through certain Intermediaries.

Class R6 Shares are generally available to the following investors who purchase shares of the Funds through certain Intermediaries that have a contractual relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions, using a plan level or omnibus account, unless otherwise noted below.

•

Investors who purchase Class R6 Shares through asset-based fee programs of certain Intermediaries that have entered into a contractual relationship with the Distributor to offer Class R6 Shares through such programs;

•	Employee Benefit Plans;

•	Registered investment companies or bank collective trusts investing directly with the Transfer Agent;

•	Institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities, investing at least $5,000,000 directly with the transfer agent; and

•	Other investors at the discretion of the Trust’s officers.

Class R6 Shares may not be available through certain Intermediaries. For the purposes of Class R6 Shares eligibility, the term “Intermediary” does not include Goldman Sachs or its affiliates and Class R6 Shares will not be available to clients of Goldman Sachs Private Wealth Management, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware or The Ayco Company, L.P.

Class P Shares are sold at NAV without a sales charge. Class P Shares of the Fund are offered exclusively to clients of the Goldman Sachs Private Wealth Management business unit that custody their positions at Goldman Sachs; clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware that custody their positions at Goldman Sachs; or clients of The Ayco Company, L.P. that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares; or other investors at the discretion of the Trust’s officers.

Under the Plans, Class A Shares of the Fund bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.15% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan for personal and account maintenance services and expenses so long as such total compensation under the Distribution and Service Plan does not exceed the maximum cap on “service fees” imposed by the FINRA.

Institutional Shares may be purchased at NAV without a sales charge for accounts in the name of an investor or institution that is not compensated by the Fund for services provided to the institution’s customers.

Administration Shares and Preferred Shares may be purchased at NAV without a sales charge for accounts held in the name of an institution that provides certain account administration to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration and Preferred Shares. Administration Shares and Preferred Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares and at the annual rate of up to 0.10% of the average daily net assets of such Preferred Shares.

It is possible that an institution or its affiliate may offer different classes of shares (i.e., Class A, Institutional, Administration, Preferred, Investor, Class R6 or Class P Shares) to its customers and thus receive different compensation with respect to different classes of shares of the Fund. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the NAV per share may differ depending upon the class of shares purchased.

Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued for the consideration described in the Fund’s Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation of the Fund, shareholders of the Fund are entitled to share pro rata in the net assets of the applicable class of the Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.

In the interest of economy and convenience, the Trust does not issue certificates representing the Fund’s shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.

The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office; or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or series affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations of the Trust or series.

The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such series or class, but may have no power or authority with respect to any other series or class.

Shareholder and Trustee Liability

Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

NET ASSET VALUE

In accordance with procedures adopted by the Trustees, the NAV per share of each class of the Fund is calculated by determining the value of the net assets attributed to each class of the Fund and dividing by the number of outstanding shares of that class. All securities are generally valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time) or such other time as the New York Stock Exchange or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

For the purpose of calculating the NAV per share of the Fund, investments are valued under valuation procedures established by the Trustees. Portfolio securities of the Fund for which accurate market quotations are readily available are generally valued as follows: (i) equity securities listed on any U.S. or foreign stock exchange or on the NASDAQ will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale or official closing price on the valuation date, equity securities may be valued at the closing bid price for long positions or the closing ask price for short positions at the time closest to, but no later than, the NAV calculation time. If the relevant exchange or system has not closed by the above-mentioned time for determining a Fund’s NAV, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the NAV is determined; (ii) over-the-counter equity securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price for long positions or the last ask price for short positions, at the time closest to, but no later than, the NAV calculation time; (iii) equity securities for which no prices are obtained under sections (i) or (ii), including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (iv) fixed income securities will be valued via electronic feeds from independent pricing services to the administrator using evaluated prices provided by a recognized pricing service and dealer-supplied quotations. Fixed income securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (v) fixed income securities for which accurate market quotations are not readily available will be valued by the Investment Adviser based on Board-approved fair valuation policies that incorporate matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities and various other factors; (vi) investments in open-end registered investment companies (excluding investments in ETFs) and investments in private funds are valued based on the NAV of those registered investment companies or private funds (which may use fair value pricing as discussed in their prospectus or offering memorandum); (vii) spot foreign exchange rates will be valued using a pricing service at the time closest to, but no later than, the NAV calculation time, and forward foreign currency contracts will be valued by adding forward points provided by an independent pricing service to the spot foreign exchange rates and interpolating based upon maturity dates of each contract or by using outright forward rates, where available (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and ask quotations supplied by at least one dealer in such contracts); (viii) exchange-traded futures contracts will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (ix) exchange-traded options contracts with settlement prices will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (x) exchange-traded options contracts without settlement prices will be valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions at the time closest to, but no later than, the NAV calculation time); (xi) over-the-counter derivatives, including, but not limited to, interest rate swaps, credit default swaps, total return index swaps, put/call option combos, total return basket swaps, index volatility and FX variance swaps, will be valued at their fair market value as determined using counterparty supplied valuations, an independent pricing service or valuation models which use market data inputs supplied by an independent pricing service; and (xii) all other instruments, including those for which a pricing service supplies no exchange quotation/price or a quotation that is believed by the portfolio Investment Adviser to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees. Securities may also be valued at fair value in accordance with procedures approved by the Board of Trustees where the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value. Fair values determined in accordance with the valuation procedures approved by the Board of Trustees may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale.

Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Fund’s NAVs are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. For investments in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service (if available), in accordance with fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent third-party pricing (fair value) service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Fund, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

In general, fair value represents a good faith approximation of the current value of an asset and may be used when there is no public market or possibly no market at all for an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures or by other investors. The fair value of an asset may not be the price at which that asset is ultimately sold.

The proceeds received by the Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund or particular series and constitute the underlying assets of the Fund or series. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Fund and the other series of the Trust are generally allocated in proportion to the NAVs of the Fund or series except where allocations of expenses can otherwise be fairly made.

The Fund relies on various sources to calculate its NAV. The ability of the Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

Errors and Corrective Actions

The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of the Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to the Fund, or correction of any erroneous NAV, compensation to the Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to the Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither the Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances. As discussed in more detail under “NET ASSET VALUE,” the Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.

TAXATION

The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations affecting the Fund and their shareholders that are not described in the Prospectuses. This summary does not address special tax rules applicable to certain classes of investors, such as tax exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on July 29, 2021, which are subject to change. Future changes in tax laws may adversely impact the Fund and its shareholders.

General

The Fund is a separate taxable entity. The Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as such, the Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, the Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

There are certain tax requirements that the Fund must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Fund may have to limit its investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) the Fund derive at least 90% of its gross income (including tax exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies, income from certain publicly traded partnerships or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% gross income test”); and (ii) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or in the securities of certain publicly traded partnerships.

Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the principal business of the Fund in investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities held by the Fund or anticipated to be acquired may not qualify as “directly related” under these tests.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) plus 90% of the excess of its gross tax exempt interest income, if any, over certain disallowed deductions (“net tax exempt interest”). The Fund may retain for investment its “net capital gain” (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.

The Fund generally intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Fund, and may therefore make it more difficult for the Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, the Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year the Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, without any deduction for dividends paid, its net tax exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.

For federal income tax purposes, capital loss carryforwards will generally be able to be carried forward indefinitely. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. On March 31, 2021, the Fund had the following amounts of capital loss carryforwards:

Fund	Amount ($)	Year of Expiration
Short-Term Conservative Income	5,251,310	Perpetual Short-term

In order to avoid a 4% federal excise tax, the Fund must generally distribute or be deemed to have distributed by December 31 of each calendar year an amount at least equal to the sum of 98% of its taxable ordinary income (taking into account certain deferrals and elections) for such year, 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by the Fund will be required to be “marked-to-market” for federal tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by the Fund, the Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to shareholders. Certain tax elections may be available to the Fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized by the Fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of the Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his or her shares and, once such basis is exhausted, generally giving rise to capital gains.

The Fund may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to pass through foreign taxes to the shareholders but will be entitled to deduct such taxes in computing the amounts they are required to distribute.

If the Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (“passive foreign investment companies”) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

If a Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income”. In addition, tax may be imposed on a Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Additionally, “mark-to-market” gain from certain options, futures or forward contracts, as described above, will generally cause the Fund to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities earlier than it might otherwise have done.

Investment in lower-rated securities may present special tax issues for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payment received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, if it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

The application of certain requirements for qualification as a regulated investment company and the application of certain other tax rules may be unclear in some respects in connection with certain investment practices such as dollar rolls, or investments in certain derivatives, including interest rate swaps, floors, cap and collars, currency swaps, total return swaps, mortgage swaps, index swaps, forward contracts and structured notes. As a result, the Fund may therefore be required to limit its investments in such transactions and it is also possible that the IRS may not agree with the Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the IRS that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders.

Taxable U.S. Shareholders – Distributions

Distributions from investment company taxable income, whether reinvested in additional shares or paid in cash, as defined above, are generally taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. However, under current law, distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. Distributions from the Fund generally will not qualify for taxation at the lower rate because the Fund generally will be earning interest rather than dividend income. Taxable distributions include distributions from the Fund, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, acquisition discount income accrued with respect to certain short-term obligations, income from securities lending, income from dollar rolls, income from interest rate, currency, total return swaps, options on swaps, caps, floors and collars, and a portion of the discount from certain stripped tax exempt obligations or their coupons; or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to the Fund’s net capital gain, as defined above, may be designated by the Fund as a “capital gain dividend,” taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of the Fund have been held. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

It is expected that distributions made by the Fund will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from the Fund’s dividend income that it receives from stock in U.S. domestic corporations. The Fund does not intend to purchase stock of domestic corporations other than in limited instances, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder’s shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder’s basis in his or her shares and, after the shareholder’s basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his or her shares as capital assets.

Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

After the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends, if any, that qualifies as capital gain.

All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. federal income tax return.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs. The IRS has issued final regulations permitting a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders.

Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders – Sale of Shares

When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion.

Certain special tax rules may apply to a shareholder’s capital gains or losses on Fund shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of the Fund will generally not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, on or before January 31 of the calendar year following the calendar year in which the original stock is disposed of without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly acquired shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Information Reporting and Backup Withholding

The Fund will be required to report to the IRS all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., certain corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Section 3406 of the Code and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the current specified rate of 24% in the case of exempt recipients that fail to certify to the Fund that they are not subject to withholding, non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number (“TIN”) and with certain required certifications or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments relating to a shareholder’s account while it is awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Non-U.S. Shareholders

The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.

Distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by the Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Fund. It is expected that the Fund will generally make designations of short-term gains, to the extent permitted, but the Fund does not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of the Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. persons who fail to furnish the Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 24% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. shareholders of a Fund may be subject to U.S. estate tax with respect to their Fund shares.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.

Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Fund.

State and Local Taxes

The Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. In addition, in those states or localities which have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

PROXY VOTING

The Trust, on behalf of the Fund, has delegated the voting of portfolio securities to the Investment Adviser. For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. Attached as Appendix B is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on or through the Fund’s website at www.gsam.com/content/gsam/us/en/advisors/resources/client-service/proxyvoting.html without charge and on the SEC’s website at www.sec.gov.

PAYMENTS TO OTHERS (INCLUDING INTERMEDIARIES)

The Investment Adviser, Distributor and/or their affiliates may make payments to Intermediaries and other persons from time to time to promote the sale, distribution and/or servicing of shares of the Fund, except that the Investment Adviser, Distributor and their affiliates do not make such payments on behalf of Class R6 Shares. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Fund), are not an additional charge to the Fund or its shareholders, and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund receives as proceeds from such purchases. Although paid by the Investment Adviser, Distributor, and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Fund to the Intermediaries as described in the Fund’s Prospectuses and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectuses. For purposes of this “Payments to Others (Including Intermediaries)” section, “Funds” shall mean, collectively, the Fund and any of the other Goldman Sachs Funds.

The Additional Payments are intended to compensate Intermediaries as other persons for, among other things: marketing shares of the Fund, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the recipients; “due diligence” examination and/or review of the Funds from time to time; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to a Fund; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); the support or purchase of technology platforms/software offered by the Investment Adviser, Distributor and/or their affiliates or third parties (which may be used by Intermediaries to provide advisory and/or brokerage services to their customers); provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Funds; and/or other specified services intended to assist in the distribution and marketing of the Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing of the Funds and/or sale of shares of the Funds.

In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, administrative, shareholder processing and/or recordkeeping services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds, including Additional Payments to third-party recordkeepers and/or administrators of retirement plan sponsors (which may reduce the cost to retirement plan sponsors for retaining third-party recordkeepers and/or administrators). These Additional Payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary or other person that provides services to you; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary or other person involved; or may be calculated on another basis. The Additional Payments are negotiated with each recipient based on a range of factors, including but not limited to the recipient’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Although the individual components may be higher or lower and the total amount of Additional Payments made to any recipient in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through a recipient.

These Additional Payments may be significant to certain Intermediaries and other persons, and may be an important factor in an Intermediary or other person’s willingness to support the sale of the Funds through its distribution system.

The Investment Adviser, Distributor and/or their affiliates may be motivated to make Additional Payments since they promote the sale of Fund shares to clients of the recipients and the retention of those investments by those clients. To the extent recipients sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Investment Adviser and Distributor benefit from the incremental management and other fees paid by the Funds with respect to those assets.

In addition, certain Intermediaries and other persons may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. Such research and investment services (“Additional Services”) may include research reports; economic analysis; portfolio analysis, portfolio construction and similar tools and software; business planning services; certain marketing and investor education materials; and strategic asset allocation modeling. The recipient may not pay for these products or services or may only pay for a portion of the total cost of these products or services. The cost of the Additional Services and the particular services provided may vary from recipient to recipient.

The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates or the Additional Services received by an Intermediary or other person may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by or through the Intermediary or other person. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary or other person increases.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or other person to highlight, feature or recommend funds, including the Funds, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, a recipient of these payments may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary or other person receives more distribution assistance for one share class versus another, that Intermediary or other person may have an incentive to recommend that share class. Because Intermediaries and other persons may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary or other person to purchase or sell Shares of the Funds and when considering which share class is most appropriate for you.

For the year ended December 31, 2020, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately 195 recipients, totaling approximately $248.6 million (excluding payments made through sub-transfer agency and networking agreements and certain other types of payments described below), with respect to the Fund, Goldman Sachs Trust, all of the funds in an affiliated investment company, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II and Goldman Sachs Real Estate Diversified Income Fund. During the year ended December 31, 2020, the Investment Adviser, Distributor and/or their affiliates had contractual arrangements to make Additional Payments to the persons listed below (or their affiliates or successors), among others. This list will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2020 are not reflected. Additional persons may receive payments in 2021 and in future years. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to persons not listed below.

ADP Broker-Dealer, Inc.
ADP LLC
ADP, Inc.
Allstate Life Insurance Company
Allstate Life Insurance Company of New York
Amalgamated Bank of Chicago
American Enterprise Investment Services, Inc. (AEIS)
American General Life Insurance Company
American National Trust and Investment Management Company dba Old National Trust Company (Oltrust & Co.)
American United Life Insurance Company
Ameriprise Financial Services LLC/Ameriprise financial Services Inc.
Ascensus, LLC.
Associated Trust Company, N.A.
Banc of America Securities LLC
BancorpSouth
Bank of New York
Bankers Trust Company
BB&T Capital Markets
BMO Harris Bank N.A.
BMO Nesbitt Burns
BNY Mellon National Association
BOSC, Inc.
Branch Banking and Trust Company
Brighthouse Life Insurance Company
Brown Brothers Harriman & Co.
C.M. Life Insurance Company
California Department of Human Resources
Catalyst Corporate Federal Credit Union
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Group
Cetera Financial Specialists LLC
Cetera Investment Services LLC
Charles Schwab & Co., Inc.
Chicago Mercantile Exchange, Inc.
Citi Custody
Citibank N.A.
Citigroup Global Markets, Inc.
Citizens Bank National Association
CME Shareholder Servicing LLC
Comerica Bank
Comerica Securities, Inc.
Commerce Bank
Commerce Bank, N.A.
Commerce Trust Co.

Commonwealth Annuity and Life Insurance Company
Commonwealth Equity Services, Inc. dba Commonwealth Financial Network
Companion Life Insurance Company
Compass Bank
Computershare Trust Company, N.A.
Connecticut General Life Insurance Company
Continental Stock Transfer & Trust Company
Credit Suisse Securities (USA) LLC
Dain Rauscher Inc.
Deutsche Bank Trust Company Americas
Diversified Investment Advisors
Drexel Hamilton, LLC
Dubuque Bank & Trust
Edward D. Jones & Co., L.P.
Farmers New World Life Insurance Company
Federal Deposit Insurance Corporation
Fidelity Brokerage Services LLC
Fidelity Investments Institutional Operations Company
Fidelity Investments Institutional Operations Company, Inc.
Fifth Third Bank
Fifth Third Securities Inc.
First Allied Securities Inc.
First Hawaiian Bank
First National Bank of Omaha
FIS Business Systems LLC
Forethought Life Insurance Company
Fulton Bank, N.A.
Fulton Financial Advisors, National Association
Genworth Life and Annuity Insurance Company
Genworth Life Insurance Company
Genworth Life Insurance Company of New York
GreatBanc Trust Co.
Great-West Life & Annuity Insurance Company
GWFS Equities, Inc.; GWFS Equities, Incorporated; GW Capital Management, LLC; Great-West Financial Retirement Plan Services, LLC; Great-West Life & Annuity Insurance Company; SunTrust Bank; Fifth Third Bank
HANCO
Hartford Life Insurance Company
Hazeltree Fund Services, Inc.
Hewitt Associates LLC; Alight Solutions LLC
Horace Mann Life Insurance Company
HSBC Bank U.S.A., N.A.
HSBC Bank USA
Hunt, Dupree & Rhine
Huntington Securities

ICMA RC-Services, LLC; ICMA Retirement Corporation; Matrix Financial Solutions; MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC; Matrix Trust Company; McCready and Keene, Inc; Wilmington Trust Retirement and Institutional Services Company; MSCS Financial Services, LLC
Institutional Cash Distributors (division of Merriman Curhan Ford & Co.)
Investmart, Inc.
Jefferies LLC
Jefferson National Life Insurance Company
Jefferson National Life Insurance Company of New York
Jefferson Pilot Financial Insurance Company
John Hancock Trust Company
JPMorgan Chase Bank, N.A.
JPMorgan Securities, Inc
Key Bank N.A.
LaSalle Bank, N.A.
Law Debenture Trust Company of New York
Lincoln Benefit Life Company
Lincoln Life & Annuity Company of New York
Lincoln Retirement Services Company, LLC
LPL Financial Corporation
LPL Financial LLC
M&I Brokerage Services, Inc.
M&I Data Services (division of The Marshall & Ilsley Corportation)
M&T Bank
M&T Securities, Inc.
Massachusetts Mutual Life Insurance Company; MassMutual Retirement Services, LLC; MML Distributors, LLC
Members Life Insurance Company
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Midland National Life Insurance Company
Minnesota Life Insurance Company
Moreton Capital Markets, LLC
Morgan Stanley & Co. LLC
Morgan Stanley Smith Barney LLC
MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC
MSEC, LLC
National Financial Services LLC
National Security Life and Annuity Company
Nationwide Financial Services, Inc.
Newport Group, Inc.
Newport Retirement Services, Inc.
Ohio National Equities, Inc.
Oppenheimer & Co. Inc.
Pershing LLC
PNC Bank, N.A.
PNC Bank, National Organization

PNC Capital Markets LLC
Principal Life Insurance Company
Protective Life Insurance Company
PruCo Life Insurance Company
PruCo Life Insurance Company of New Jersey
Raymond James & Associates, Inc.
Raymond James Financial Services
RBC Capital Markets, LLC
Regions Bank
Reliance Trust Company
Reliance Trust Company; Daily Access Concepts
RiverSource Life Insurance Co. of New York
RiverSource Life Insurance Company
Robert W. Baird & Co. Incorporated
Scott & Stringfellow
Security Benefit Life Insurance Company
Security Distributors, Inc.
Signature Bank
Standard Insurance Company
State Street Bank and Trust Company
State Street Global Markets, LLC
Sun Life Assurance Company of Canada (U.S.)
Sun Life Insurance and Annuity Company of New York
Sungard Institutional Brokerage, Inc.
SunTrust Robinson Humphrey, Inc.
T. Rowe Price Retirement Plan Services, Inc.
TD Bank National Association
Teachers Insurance and Annuity Association of America
The Glenmede Trust Company N.A.
The Lincoln National Life Insurance Company
The Ohio National Life Insurance Company
The Prudential Insurance Company of America
The Travelers Insurance Company
The Travelers Life and Annuity Company
The United States Life Insurance Company in the City of New York
The Vanguard Group, Inc.
The Variable Annuity Life Insurance Company
Transamerica Financial Life Insurance Company
Transamerica Life Insurance Company
Treasury Curve, LLC
Trustmark National Bank
U.S. Bank, N.A.
UBS Financial Services Inc.
Union Bank, N.A.
United of Omaha Life Insurance Company

VALIC Retirement Services Company
Voya Financial Partners, LLC
Voya Institutional Plan Services, LLC
Voya Retirement Advisors, LLC
Voya Retirement Insurance and Annuity Company
Wachovia Capital Markets, LLC
Wells Fargo Bank
Wells Fargo Bank, N.A.
Wells Fargo Clearing Services, LLC.
Wells Fargo Corporate Trust Services
Wells Fargo Securities LLC
Zions Bank
Zurich American Life Insurance Company

Your Authorized Dealer or other Intermediary, or any other person that provides services to you, may charge you additional fees or commissions other than those disclosed in the Prospectuses. Shareholders should contact their Authorized Dealer or other Intermediary, or any other person that provides services to you, for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.

Not included on the list above are other subsidiaries of Goldman Sachs who may receive revenue from the Investment Adviser, Distributor and/or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, sponsor various trainings and educational programs, and reimburse investors for certain expenses incurred in connection with accessing the Funds through portal arrangements. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.

OTHER INFORMATION

Selective Disclosure of Portfolio Holdings Information and Portfolio Characteristics Information

The Board of Trustees of the Trust and the Investment Adviser have adopted a policy on the selective disclosure of portfolio holdings information and portfolio characteristics information. The policy seeks to (1) ensure that the disclosure of portfolio holdings information and portfolio characteristics information is in the best interest of Fund shareholders; and (2) address the conflicts of interest associated with the disclosure of portfolio holdings information and portfolio characteristics information. The policy provides that neither the Fund nor the Trust’s officers or Trustees, nor the Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”), will disclose the Fund’s portfolio holdings information or portfolio characteristics information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Portfolio holdings information does not include summary or statistical information which is derived from (but does not include) individual portfolio holdings (“portfolio characteristics information”).

Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information or portfolio characteristics information. A Fund Representative may generally provide portfolio holdings information and material portfolio characteristics information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website or is otherwise publicly available.

Portfolio Holdings Information. Portfolio holdings information that is not filed with the SEC or disclosed on the Fund’s publicly available website may be provided to third parties (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data providers) only for legitimate business purposes and only if the third-party recipients are required to keep all such portfolio holdings information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services; rating and ranking organizations; lenders and other third-party service providers that may obtain access to such information in the performance of their contractual duties to the Fund will generally be permitted. In general, each recipient of non-public portfolio holdings information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.

In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates, the Fund’s independent registered public accounting firm, the Fund’s custodian, the Fund’s legal counsel—Dechert LLP, the Fund’s tax service provider—Deloitte & Touche LLP, the Fund’s financial printer—Donnelley Financial Solutions Inc., the Fund’s proxy voting service—ISS, and the Fund’s class action processing service provider—Financial Recovery Technologies, LLC. In addition, certain Goldman Sachs Fixed Income Funds provide non-public portfolio holdings information to Standard & Poor’s to allow such Funds to be rated by it, and certain Goldman Sachs Equity Funds provide non-public portfolio holdings information to FactSet, a provider of global financial and economic information. These entities are obligated to keep such information confidential. Third-party providers of custodial services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of certain Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers, prime brokers, FCMs or derivatives clearing merchants in connection with the Fund’s portfolio trading activities.

The Fund currently intends to publish complete portfolio holdings on the Trust’s website (http://www.gsamfunds.com) as of the end of each month subject to a five day lag between the date of the information and the date on which the information is disclosed. The Fund also publishes on the Trust’s website its holdings on a weekly basis, with no lag required between the date of the information and the date on which the information is disclosed. This weekly holdings information will be available on the website until the next publish date. The Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website.

The Fund files portfolio holdings information within 60 days after the end of each fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at http://www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual report for the Fund will become available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.

Portfolio Characteristics Information. Material portfolio characteristics information that is not publicly available (e.g., information that is not filed with the SEC or disclosed on the Fund’s publicly available website) or calculated from publicly available information may be provided to third parties only if the third-party recipients are required to keep all such portfolio characteristics information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of material, non-public portfolio characteristics information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.

However, upon request, the Fund will provide certain non-public portfolio characteristics information to any (i) shareholder or (ii) non-shareholder (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data providers) whose request for such information satisfies and/or serves a legitimate business purpose for the Fund. Examples of portfolio characteristics information include, but are not limited to, statistical information about a Fund’s portfolio. Portfolio characteristics information that is made available upon request would normally include:

•

Asset Allocation Information – The allocation of the Fund’s portfolio among asset classes, regions, countries, industries, sub-industries, sectors, sub-sectors, strategies or subadvisers; credit quality ratings; and weighted average market capitalization ranges.

•

Financial Characteristics Information – The financial characteristics of the Fund’s portfolio, such as alpha; beta; R-squared; Sharpe ratio; information ratio; standard deviation; tracking error; various earnings and price based ratios (e.g., price-to-earnings and price-to-book); value at risk (VaR); duration information; weighted-average maturity/life; portfolio turnover; attribution; and other aggregated risk statistics (e.g., aggregate liquidity classification information).

In accordance with the policy, this type of portfolio characteristics information that is made available upon request will be disclosed in accordance with, and subject to the time lag indicated in, the schedule below. This portfolio characteristics information may be requested by calling Goldman Sachs & Co. LLC toll-free at 1-800-526-7384 (for Class A, Class C, Class R and Investor Shareholders) or 1-800-621-2550 (for Institutional, Service, Administration, Separate Account Institutional, Class R6 and Class P Shareholders). Portfolio characteristics information that is otherwise publicly available may be disclosed without these time lags.

The type and volume of portfolio characteristics information that is made available upon request will vary from Fund to Fund (depending on the investment strategies and the portfolio management team of the applicable Fund). If portfolio characteristics information is disclosed to one recipient, it must also be disclosed to all other eligible recipients requesting the same information. However, under certain circumstances, the volume of portfolio characteristics information provided to one recipient may differ from the volume of portfolio characteristics information provided to other recipients.

Type of Information	When Available Upon Request
Portfolio Characteristics Information (Except for Aggregate Liquidity Classification Information)

Prior to 15 Business Days After Month-End: Cannot disclose without (i) a confidentiality agreement; (ii) an agreement not to trade on the basis of non-public information in violation of the federal securities laws; and (iii) legal or compliance approval.

15 Business Days After Month-End: May disclose to (i) shareholders and (ii) any non-shareholder whose request satisfies and/or serves a legitimate business purpose for the applicable Fund.

Aggregate Liquidity Classification Information

Prior to 90 Calendar Days After Month-End: Cannot disclose without (i) a confidentiality agreement; (ii) an agreement not to trade on the basis of non-public information in violation of the federal securities laws; and (iii) legal or compliance approval.

90 Calendar Days After Month-End: May disclose to (i) shareholders and (ii) any non-shareholder whose request satisfies and/or serves a legitimate business purpose for the applicable Fund.

In addition, the Fund currently intends to publish certain portfolio characteristics information on the Trust’s website (http://www.gsamfunds.com) as of the end of each month or fiscal quarter, and such information will generally be subject to a 15 day lag. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website or the availability of this information by calling Goldman Sachs & Co. LLC at the toll-free numbers listed above.

Oversight of the Policy. Under the policy, Fund Representatives will periodically supply the Board of the Trustees with a list of third parties who receive non-public portfolio holdings information and material, non-public portfolio characteristics information pursuant to an ongoing arrangement subject to a confidentiality agreement and agreement not to trade on the basis of such information in violation of the federal securities laws. In addition, the Board receives information, on a quarterly basis, on such arrangements that were permitted during the preceding quarter. Under the policy, the Investment Adviser’s legal and compliance personnel authorize the disclosure of portfolio holdings information and portfolio characteristics information.

Disclosure of Current NAV Per Share

The Fund’s current NAV per share is available through the Fund’s website at www.gsamfunds.com (except Class P Shares) or by contacting the Fund at 1-800-526-7384.

Miscellaneous

The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The Fund, however, reserves the right, in its sole discretion, to pay redemptions by a distribution in-kind of securities (instead of cash) if (i) the redemption exceeds the lesser of $250,000 or 1% of the NAV of the Fund at the time of redemption; or (ii) with respect to lesser redemption amounts, the redeeming shareholder requests in writing a distribution in-kind of securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s NAV per share. See “NET ASSET VALUE.” If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.

The right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of the Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

As stated in the Prospectuses, the Trust may authorize Intermediaries and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Intermediaries or other institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

In the interest of economy and convenience, the Trust does not issue certificates representing the Fund’s shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.

The Prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

Large Trade Notifications

The Transfer Agent may from time to time receive notice that an Intermediary has received a purchase, redemption or exchange order for a large trade in the Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order may not have been processed at the time the Fund entered into such portfolio transactions. This practice provides for a closer correlation between the time shareholders place large trade orders and the time the Fund enters into portfolio transactions based on those orders, and may permit the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. The Intermediary may not, however, ultimately process the order. In this case, (i) if the Fund enters into portfolio transactions in anticipation of an order for a large redemption of Fund shares; or (ii) if the Fund enters into portfolio transactions in anticipation of an order for a large purchase of Fund shares and such portfolio transactions occur on the date on which the Intermediary indicated that such order would occur, the Fund will bear any borrowing, trading overdraft or other transaction costs or investment losses resulting from such portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

Line of Credit

As of March 31, 2021, the Fund participated in a $700,000,000 committed, unsecured revolving line of credit facility together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the fiscal year ended March 31, 2021, the Fund did not have any borrowings under the facility. The facility was increased to $1,000,000,000 effective April 29, 2021.

Corporate Actions

From time to time, the issuer of a security held in the Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that a Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of a Fund’s investment portfolio.

In cases where the Fund or its Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If the Fund or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Fund’s investment portfolio.

FINANCIAL STATEMENTS

The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the Fund’s Annual Report are hereby incorporated by reference. The audited financial statements in the Fund’s 2021 Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. A copy of the 2021 Annual Report may be obtained upon request and without charge by writing Goldman Sachs & Co. LLC, P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman Sachs, at the telephone number on the back cover of the Fund’s Prospectuses. No other portions of the Fund’s Annual Report are incorporated herein by reference.

ADMINISTRATION PLANS

(Administration Shares and Preferred Shares Only)

The Trust, on behalf of the Fund, has adopted administration plans with respect to its Administration Shares (the “Administration Shares Plan”) and Preferred Shares (the “Preferred Administration Plan” and together with the Administration Shares Plan, the “Administration Plans”) which authorizes it to compensate Intermediaries for providing certain account administration services to their customers who are beneficial owners of such shares.

Pursuant to the Administration Plans, the Trust, on behalf of the Fund, enters into agreements with Intermediaries which purchase Administration Shares or Preferred Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements the Intermediaries may agree to perform some or all of the following services: (a) act, directly or through an agent, as the shareholder of record and nominee for customers; (b) maintain account records for customers who beneficially own Administration Shares or Preferred Shares of the Fund; (c) receive and transmit, or assist in receiving and transmitting, funds for purchases and redemptions; (d) process or assist in processing confirmations concerning customer orders to purchase, redeem and exchange Administration Shares, (e) facilitate the inclusion of the Fund in accounts, products or services offered to customers by or through service organizations, (f) provide facilities to answer questions and handle correspondence from customers regarding their accounts; and (g) issue, or assist in issuing, confirmations for transactions in shares by customers. In addition, with respect to Administration Shares, service organizations may agree to: (a) process, or assist in processing, dividend payments on behalf of customers, and (b) perform other related services which do not constitute “personal and account maintenance services” within the meaning of applicable FINRA rules. As compensation for such services, the Fund will pay each Intermediary an account administration fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Fund and 0.10% (on an annualized basis) of the average daily net assets of the Preferred Shares of the Fund, attributable to or held in the name of such Intermediary.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974, as amended) may apply to an Intermediary’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Administration Shares of the Fund. Intermediaries, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Administration Shares of the Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Administration Shares on behalf of their customers may be required to register as dealers.

The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Administration Plans or the related Service Agreements, most recently voted to approve the Administration Plans and Service Agreements with respect to the Fund at a meeting called for the purpose of voting on such Administration Plans and Service Agreements on June 15-16, 2021. The Administration Plans and Service Agreements will remain in effect until July 29, 2022 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.

Unless approved by the Board of Trustees in the manner described above, the Administration Plans may not be amended to increase materially the amount to be spent for the services described therein and other material amendments of the Administration Plans may not be made. The Administration Plans may be terminated at any time by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Administration Plans or the related Service Agreements or by vote of a majority of the Fund’s outstanding Administration Shares or Preferred Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of such Trustees or by a vote of a majority of the outstanding Administration Shares or Preferred Shares of the Fund on not more than 60 days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Administration Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees of the Trust. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Administration Plans will benefit the Fund and the holders of its Administration Shares and Preferred Shares.

For the fiscal years ended March 31, 2021, March 31, 2020 and March 31, 2019 the Fund then in effect paid Goldman Sachs fees equal to $1, $1,988 and $0 respectively under the Administration Plans.

DISTRIBUTION AND SERVICE PLAN

(Class A Shares Only)

Distribution and Service Plans. As described in the applicable Prospectus, the Trust has adopted, on behalf of Class A Shares of the Fund, a Distribution and Service Plan (“Plan”). See “Shareholder Guide – Distribution and Service Fees” in the applicable Prospectus. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act, and finance distribution and other services that are provided to investors in the Fund, and enable the Fund to offer investors the choice of investing in either Class A Shares when investing in the Fund. In addition, the distribution fees payable under the Plan may be used to assist the Fund in reaching and maintaining asset levels that are efficient for the Fund’s operations and investments.

The Plan for Class A Shares of the Fund was most recently approved by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plan, cast at a meeting called for the purpose of approving the Plan on June 15-16, 2021.

The compensation for distribution services payable under the Plan to Goldman Sachs may not exceed 0.15% of the Fund’s average daily net assets attributable to Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.

The Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from the arrangement. The distribution fees received by Goldman Sachs under the Plan (and, as applicable, CDSCs) on Class A Shares may be sold by Goldman Sachs as Distributor to entities which provide financing for payments to Intermediaries in respect of sales of Class A Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Fund’s Class A Shares.

Under the Plan, Goldman Sachs, as Distributor of the Fund’s Class A Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plan and the purposes for which such services were performed and expenditures were made.

The Plan will remain in effect until June 29, 2022 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plan. The Plan may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A Shares of the affected Fund and affected share class, but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. The Plan may be terminated at any time without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A Shares, respectively, of the Fund and affected share class. If the Plan was terminated by the Trustees of the Trust and no successor plan were adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as the Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its Class A shareholders.

The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended March, 31, 2021, March 31, 2020 and March 31, 2019 pursuant to the Class A Plan:

Fund	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020	Fiscal Year Ended March 31, 2019*
Short-Term Conservative Income Fund	$145,740	$75,166	$8,337

*	Effective July 30, 2018, Goldman Sachs became entitled to a monthly fee of 0.15% (instead of 0.25%) for distribution and service fees.

For the fiscal year ended March 31, 2021, the following expenses were incurred by Goldman Sachs in connection with distribution under the Class A Plan:

Compensation to Dealers	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other Than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Total
$142,949	$79,283	$24,251	$1,142	$2,618	$250,243

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of July 14, 2021, the following shareholders were shown in the Trust’s records as owning more than 5% of any class of the Fund’s shares. Except as listed below, the Trust does not know of any other person who owns of record or beneficially 5% or more of any class of the Fund’s shares:

Class	Name/Address	Percentage of Class
Class A	Ameriprise Financial Services Inc., FBO Customers, 707 2nd Ave S, Minneapolis, MN 55402-2405	38.27%

Class A	Stifel Nicolaus & Co., FEBO Customers, 501 N. Broadway, St. Louis, Mo, 63102-2188	25.14%

Class A	LPL Financial, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	14.57%

Class A	Raymond James & Associates, Raymond James, Omnibus For Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	11.07%

Institutional	DigitalBridge Operating Co., LLC, Attn: Trisha Koyanagi, 515 S Flower St. Fl. 44, Los Angeles, CA 90071-2201	14.49%

Institutional	National Financial Services LLC, FEBO Customers, Attn: Mutual Funds Dept. 4th Fl., 499 Washington Blvd., Jersey City, NJ, 07310-1995	10.93%

Institutional	OpenDoor Labs Inc., 410 N Scottsdale Rd. Ste 1600, Tempe, AZ 85281-0976	8.10%

Institutional	JetBlue Airways Co., Attn: Lawrence Chuang, 2701 Queen Plaza North, Long Island City, NY 11101-4020	8.10%

Institutional	Ligand Pharmaceuticals Incorporated, 3911 Sorrento Valley Blvd, Suite 110, San Diego, CA, 92121-1457	6.15%

Administration	GSAM Holdings LLC Seed Account, Attn IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru, 560103 India	100.00%

Preferred	GSAM Holdings LLC Seed Account, Attn IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru, 560103 India	100.00%

Investor	LPL Financial Corporation, FBO Customer Accounts, Attn: Mutual Fund Operations, 4707 Executive Dr., San Diego, CA 92121-3091	40.26%

Investor	Ameriprise Financial Services Inc., FBO Customers, 707 2nd Ave S, Minneapolis, MN 55402-2405	37.36%

Investor	Raymond James, Omnibus For Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	21.43%

Class P	Goldman Sachs & Co., FBO Omnibus, C/O Mutual Fund Ops, 222 S. Main St., Salt Lake City, UT, 84101-2199	99.56%*

Class R6	Goldman Sachs Trust, Goldman Sachs Collective Trust, Tactical Exposure Fund, 200 West St. Fl. 36, New York, NY 10282-2102	65.31%

Class R6	Goldman Sachs Asset Management LP, Foundation, C/O MSD Capital LP, 345 5th Ave. Fl. 21, New York, NY 10022-5922	24.97%

Class R6	Goldman Sachs Asset Management LP, Children’s Health Foundation Inc., 601 Children’s Ln, Norfolk, VA 23507-1910	9.37%

*

Entity owned more than 25% of the outstanding shares of the Fund. A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a control person and could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

1-A

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The “R-1” and “R-2” rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

2-A

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

3-A

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss..

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of the claims. All rating categories other than “AAA” and “D” also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

4-A

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative , non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3”—while speculative grade short-term obligations are designated “SG.” The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

5-A

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

6-A

APPENDIX B

GSAM Proxy Voting Guidelines Summary

Effective March 2021

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A.	US proxy items:
1.	Operational Items	page 2-B
2.	Board of Directors	page 2-B
3.	Executive Compensation	page 4-B
4.	Director Nominees and Proxy Access	page 6-B
5.	Shareholder Rights and Defenses	page 7-B
6.	Mergers and Corporate Restructurings	page 7-B
7.	State of Incorporation	page 8-B
8.	Capital Structure	page 8-B
9.	Environmental, Social, Governance (ESG) Issues	page 8-B

B.	Non-U.S. proxy items:
1.	Operational Items	page 11-B
2.	Board of Directors	page 12-B
3.	Compensation	page 14-B
4.	Board Structure	page 14-B
5.	Capital Structure	page 14-B
6.	Mergers and Corporate Restructurings & Other	page 16-B
7.	Environmental, Social, Governance (ESG) Issues	page 16-B

C.	Japan proxy items:
1.	Operational Items	page 17-B
2.	Board of Directors	page 17-B
3.	Statutory Auditors	page 19-B
4.	Compensation	page 20-B
5.	Board Structure	page 20-B
6.	Capital Structure	page 20-B
7.	Mergers and Corporate Restructurings & Other	page 21-B
8.	Environmental, Social, Governance (ESG) Issues	page 22-B

1-B

A. U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments of operating and/or holding companies.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.	Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.

When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Vote AGAINST or WITHHOLD from the full board if the board does not have at least one woman director.

Vote AGAINST or WITHHOLD from the Nominating Committee if the board does not have at least one woman director and at least one other diverse board director.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75% of the board and committee meetings without a disclosed valid excuse;

•	Sit on more than five public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.

2-B

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (per the Classification of Directors above) when:

•	The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and

•

The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.

Vote AGAINST or WITHHOLD from members of the appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).

•	The average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

3-B

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent “key” committees (audit, compensation and nominating committees); or

•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified board structure.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative unless:

•

The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3.	Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

4-B

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

Factors	Considered Include:

•	Pay for Performance Disconnect;

•

GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

•	Long-term equity-based compensation is 100% time-based;

•	Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Excessive pledging or hedging of stock by executives;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity; and

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans -- Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contributions;

•	Company matching contributions; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option--the term should remain the same as that of the replaced option;

•	Exercise price--should be set at fair market or a premium to market;

•	Participants--executive officers and directors should be excluded.

5-B

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4.	Director Nominees and Proxy Access

Voting for Director Nominees (Management or Shareholder)

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background of the nomination, in cases where there is a shareholder nomination;

•	Qualifications of director nominee(s);

•	Strategic plan related to the nomination and quality of critique against management;

•	Number of boards on which the director nominee already serves; and

•	Likelihood that the board will be productive as a result.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

GSAM may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and

•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

6-B

GSAM will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.	Shareholders Rights and Defenses

Shareholder Ability to Act by Written Consent

Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Shareholder Voting Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:

•	a shareholder-approved poison pill in place; or

•	adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

7-B

7.	State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	Majority independent board;

•	Independent key committees;

•	An annually elected board;

•	A majority vote standard in uncontested director elections;

•	The absence of a poison pill, unless the pill was approved by shareholders; and/or

•	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8.	Capital Structure

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.

Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

9.	Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports on:

1)	employee labor and safety policies;

2)	impact on the environment of the company’s production or manufacturing operations;

3)	societal impact of products manufactured;

4)	risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5)	overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

8-B

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•

If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’ recommendations, or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

•

Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;

•	Calling for the reduction of Greenhouse Gas (GHG) emissions;

•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;

•	Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;

•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

•	Requesting a company report on its energy efficiency policies; and

•	Requesting reports on the feasibility of developing renewable energy resources.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

9-B

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

GSAM generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and

•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

10-B

B. Non-U.S. Proxy Items1

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments in operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

[1]	Excludes Japan public equity investments, please see Section C.

11-B

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Number of directors on the board

•	Lack of gender diversity on the board

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

There are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote AGAINST the Nominating Committee if the board does not have at least one woman director.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed; and

•	Whether minority or majority representation is being sought.

12-B

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

13-B

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4. Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

14-B

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

15-B

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Mergers and Corporate Restructurings and Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

7.	Environmental, Social, Governance (ESG) Issues

Please refer to page 8-B for our current approach to these important topics.

16-B

C. Japan Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments in operating and/or holding companies. Applying these guidelines is not inclusive of all considerations in the Japanese market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio is less than 20%, and is not appropriate or sufficient when considering the company’s financial position; or

•	The company proposes the payments even though the company posted a net loss for the year under review, and the payout is excessive given the company’s financial position;

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Amend Quorum Requirements Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

2.	Board of Directors

Vote AGAINST the Nominating Committee if the board does not have at least one woman director. For Japanese boards with statutory auditors or audit committee structure, vote AGAINST top executives.

Vote AGAINST top executives when the company has an excessive amount of strategic shareholdings.

Vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.

17-B

Classification of Directors

Inside Director

•	Employee or executive of the company;

•	Any director who is not classified as an outside director of the company.

Non-Independent Non-Executive Director (affiliated outsider)

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is/was also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, or one of the top 10 shareholders, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%)

•	Government representative;

•	Currently provides or previously provided professional services to the company or to an affiliate of the company;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains

•	transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who worked at the company’s external audit firm (auditor).

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Any director who works or has worked at a company whose shares are held by the company in question as strategic shareholdings (i.e. “cross-shareholdings”)

•	Former executive;

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

•

“Cooling off period” for former employees or executives’ representation of significant shareholders and other stakeholders, as well as professional services is considered based on the market best practices and liquidity of executive labor market.

Independent Non-Executive Directors (independent outsider)

•	No material connection, either directly or indirectly, to the company other than a board seat.

Board Independence

Vote AGAINST top executives when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.

At companies adopting an audit committee structure, vote AGAINST affiliated outside directors who are audit committee members.

At companies adopting a U.S.-type three committee structure, vote AGAINST affiliated outside directors when less than a majority of the board consists of independent outside directors.

At controlled companies, vote AGAINST top executives when the board consists of fewer than two independent outside directors or less than 1/3 of the board consists of independent outside directors.

Non-Contested Director Elections

Vote FOR management nominees taking into consideration the following:

•	The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

18-B

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Number of directors on the board

•	Lack of gender diversity on the board

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Attendance at less than 75% of the board and committee meetings without a disclosed valid excuse; or

•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Contested Director Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

3. Statutory Auditors

Auditor Independence

Vote AGAINST affiliated outside statutory auditors.

For definition of affiliated outsiders, see “Classification of Directors”

Statutory Auditor Appointment

Vote FOR management nominees taking into consideration the following:

Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

19-B

•	The board fails to meet minimum corporate governance standards; or

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Attendance at less than 75% of the board and statutory auditor meetings without a disclosed valid excuse; or

•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

4.	Compensation

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement bonuses for outside directors and/or outside statutory auditors, unless the amounts are disclosed and are not excessive relative to other companies in the country or industry.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and statutory auditors on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

5.	Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

6.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

20-B

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

7.	Mergers and Corporate Restructurings and Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

21-B

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless certain conditions are met to ensure the proposal is intended to enhance shareholder value, including consideration of the company’s governance structure, the anti-takeover defense duration, the trigger mechanism and governance, and the intended purpose of the antitakeover defense.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

8.	Environmental, Social, Governance (ESG) Issues

Please refer to page 8-B for our current approach to these important topics.

22-B